UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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iStar Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear iStar Shareholder:

Throughout our 25-year history, we have dedicated ourselves to building innovative businesses that provide better-structured, better-priced capital to the real estate sector. Identifying these untapped market opportunities and successfully scaling them is the foundation of our firm.

Over the past 18 months, iStar has spearheaded the development of Safehold (NYSE: SAFE)—a new business to provide better capital to commercial real estate owners by reinventing the ground lease sector for the modern era. The combination of iStar's historical strength in finance and net lease and Safehold's growing success at reinventing ground leases opens a rich new vein of opportunity for iStar to invest capital at attractive returns. As Safehold's largest shareholder, we are now positioned to increase shareholder value for iStar by rapidly scaling this unique platform.

The attached proxy statement includes important information regarding matters to be presented at the 2019 annual meeting of shareholders. In it, we describe comprehensive conversations we held with many of our shareholders to ensure that we understand and consider the issues that are important to you. We also describe specific actions we have taken to more closely align compensation with iStar's performance.

You will notice one change immediately: we have enhanced our disclosure and made our proxy statement easier to read and understand. We are pleased with the results, and hope you are as well.

I hope to see you at our 2019 annual meeting of shareholders. Thank you for your confidence in iStar.

Sincerely,

Jay Sugarman
Chairman and Chief Executive Officer

Notice of 2019 Annual Meeting of Shareholders	Thursday, May 16, 2019 9:00 a.m. (Eastern time) Harvard Club of New York City 35 West 44th Street, 3rd Floor New York, New York 10036

Items of Business	Proposal 1:	Election of six directors
	Proposal 2:	Non-binding, advisory vote to approve executive compensation ("say on pay")
	Proposal 3:	Approval of amendments to the iStar Inc. 2009 Long-Term Incentive Plan
	Proposal 4:	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019
In addition, we will transact such other business as may properly come before the annual meeting or any postponement or adjournment of the meeting.

Record Date
The board has fixed the close of business on March 22, 2019, as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting or any postponement or adjournment of the meeting. Only holders of record of our common stock and 8.00% Series D preferred stock at the close of business on that date will be entitled to vote at the annual meeting.

How to Vote	By internet	By phone	In person	By mail

There are four ways for you to vote.

In order to vote online or by telephone, you must have the shareholder identification number that appears on the enclosed Notice of Internet Availability of Proxy Materials.

	www.proxyvote.com	In the U.S. or Canada dial toll-free 1-800-000-0000	Attend the meeting and cast your vote	Cast your ballot, sign your proxy card and send in our prepaid envelope

Even if you expect to attend the annual meeting, please vote your proxy in advance to ensure that your shares will be counted.	Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 16, 2019:

We make proxy materials available to our shareholders online at http://www. edocumentview.com/STAR. You also may request a paper or an e-mail copy of our proxy materials and a paper proxy card by following the instructions included in the Notice of Internet Availability of Proxy Materials.

By Order of the Board of Directors, Geoffrey M. Dugan General Counsel, Corporate and Secretary New York, NY April 5, 2019

3 | iStar Inc. 2019 Proxy Statement

4 | iStar Inc. 2019 Proxy Statement

Proxy Summary

The meeting will be held: Thursday, May 16, 2019 9:00 a.m. (Eastern time)
Harvard Club of New York City
35 West 44th Street, 3rd Floor New York, New York 10036

This summary highlights information contained elsewhere in this proxy statement, but does not contain all of the information that you should consider. Please read the entire proxy statement carefully before voting.

We Will be Voting on the Following Matters:
Agenda item		Voting recommendation	More information

Proposal 1	Elect six directors nominated by iStar's Board	FOR each Nominee	Page 8

Proposal 2	Approve, on an advisory basis, executive compensation	FOR	Page 27

Proposal 3	Approve amendments to the iStar 2009 Long Term Incentive Plan	FOR	Page 58

Proposal 4	Ratify the selection of the independent auditors	FOR	Page 66

What's New

iStar management and directors spent considerable time this past year engaging with shareholders to understand their views on our business, strategic plans, financial results, corporate governance, and compensation program. We reached out to shareholders representing more than 80% of our ownership and, ultimately, we spoke with the holders of 45% of our shares. We review the results of our conversations about compensation matters beginning on page 27.
We have redesigned our proxy statement to enhance our disclosure and make it easier for readers to find the information they want.

5 | iStar Inc. 2019 Proxy Statement

Business Highlights

2018 was a year of positive developments for iStar, as we have shaped and implemented a corporate strategy focused on four goals:

Current Board and Nominees

The following table provides summary information about each current director and director nominee. Detailed information about each nominee's background, skill set, and areas of experience can be found beginning on page 9.

*
Mr. Lieb will join the Board as of the Annual Meeting if elected.

**
Ms. Reiss has decided not to stand for re-election at the 2019 annual meeting, but she will continue to serve as a director until the annual meeting.

6 | iStar Inc. 2019 Proxy Statement	Proxy Summary Current Board and Nominees

Select Compensation Highlights for 2018
Elements of 2018 Compensation

		Annual Incentive		Long-Term Incentive

NEOs	Salary	Cash	Equity	Cash	Equity	Total

Jay Sugarman	$1,000,000	—	—	—	$5,000,000	$6,000,000
Chairman and Chief Executive Officer

Nina B. Matis	$500,000	$1,175,000	—	—	$690,000	$2,365,000
Vice Chairman and Chief Legal Officer

Marcos Alvarado	$490,530	$1,900,000	—	—	$3,125,000	$5,515,530
President & Chief Investment Officer

Andrew C. Richardson	$376,894	$650,000	—	—	$1,517,000	$2,543,894
President of Land & Development & Chief Financial Officer

7 | iStar Inc. 2019 Proxy Statement	Proxy Summary Select Compensation Highlights for 2018

Proposal 1 Election of Directors

The board has nominated six directors to hold office for a term of one year. If elected, all directors will serve until the next annual meeting and until their successors have been elected and qualified. Every member of our board is elected annually.

All of the nominees are presently serving as directors, with the exception of Mr. Richard Lieb, who is a nominee for election as a director for the first time. Mr. Lieb is known to members of our board from his professional activities as an investment banker, specifically in the real estate investment banking sector. These professional relationships with several of our directors led to his consideration as a potential nominee to our board.

If a nominee becomes unavailable or unwilling to serve as a director, proxies will be voted for the person, if any, who is designated by the board to replace that nominee. The board has no reason to believe that any nominee will be unavailable or unwilling to serve if elected.

Ms. Dale Anne Reiss, who has served as one of our directors since 2008, has decided not to stand for re-election at the 2019 annual meeting, but she will continue to serve as a director until May 16, 2019.

All of the nominees, other than Mr. Sugarman, are independent under the standards prescribed by the New York Stock Exchange.

Director Qualifications

Our Nominating and Governance Committee believes that all of our directors should have the following qualifications:

o
Education, background, skills, and experience that provide knowledge of business, financial, governmental, or legal matters relevant to our business or to our status as a public company;

o
A high level of personal and professional ethics, integrity, and values;

o
A reputation for exercising good business judgment;

o
Commitment to representing the long-term interests of our shareholders; and

o
Sufficient available time to fulfill the responsibilities of a member of iStar's board.

Once those threshold criteria are satisfied, the Nominating and Governance Committee endeavors to ensure that our board represents a broad range of experience, attributes, skills, and perspectives. As shown in the biographies below, our board, as a whole, represents a diversity of backgrounds and abilities. In addition, each of the nominees has a long and proven record of professional integrity, intellectual acumen, and analytic skills, together with a strong work ethic and a readiness to contribute to a constructive working environment. We believe the director nominees are well-equipped to oversee management and address the complex issues confronting iStar as we continue to focus on key strategic objectives, including becoming the market leader in the ground lease sector, increasing the pace at which we monetize our legacy assets, and continuing to invest our capital where we believe we can capture appropriate risk-adjusted returns.

8 | iStar Inc. 2019 Proxy Statement

Candidates for Election as Director

Jay Sugarman	Chairman and Chief Executive Officer, iStar Inc. and Safehold Inc.

Professional experience

Mr. Sugarman has been chief executive officer of iStar Inc. (and its predecessors) since 1997. He also currently serves as chairman and chief executive officer of Safehold Inc., formerly known as Safety, Income & Growth Inc., the first public company focused on ground lease investments. Prior to forming iStar Inc. and its predecessors, Mr. Sugarman managed private investment funds on behalf of the Burden family (a branch of the Vanderbilt family) and the Ziff family.

Age: 56	Relevant expertise	Other public company boards
Director Since: 1996

As a founder and chief executive officer of iStar, Mr. Sugarman has demonstrated leadership skills and extensive executive experience across a broad range of investment, financial, and operational matters. He also has an in-depth understanding of the commercial real estate industry.

o Safehold Inc. (and its predecessors) (since 2016)

9 | iStar Inc. 2019 Proxy Statement	Proposal 1 Election of Directors Candidates for Election as Director

Clifford De Souza	Retired Chief Executive Officer, Mitsubishi UFJ Securities International

Professional experience

Mr. De Souza was chairman of the board of directors and head of international business at Mitsubishi UFJ Securities International from 2012 to 2014, and served as the firm's chief executive officer from 2008 to 2012. In those capacities, Mr. De Souza was responsible for Mitsubishi's securities and investment banking operations and served as the global head of fixed income and commodities for the securities business. From 2005 to 2007, Mr. De Souza served as the chief executive officer and chief investment officer of EMG Investment Management, where he oversaw and developed an alternative asset management business. From 2001 to 2004, Mr. De Souza served as head of the hedge fund group at Citigroup Alternative Investments, where he managed over $40 billion in private equity, real estate, structured product, and hedge fund assets. From 1995 to 2000, Mr. De Souza served as global co-head of the UBS Emerging Markets Debt and Currency Trading Franchise, where he directed the global secondary debt, derivative, local instrument, and foreign exchange trading functions.

Age: 57	Relevant expertise	Other public company boards
Director Since: 2015 Independent Committees: Audit Nominating & Governance

Mr. De Souza's experience as chairman and chief executive officer at Mitsubishi, his involvement and experience leading and developing the management of complex businesses, and his in depth expertise as an investor and allocator of capital, enable him to bring critical finance, investment management, and executive leadership skills to our board.

o None

10 | iStar Inc. 2019 Proxy Statement	Proposal 1 Election of Directors Candidates for Election as Director

Robert W. Holman, Jr.	Retired Chairman and CEO, TriNet Corporate Realty Trust, Inc.

Professional experience

Mr. Holman was co-founder of TriNet Corporate Realty Trust, Inc., a public real estate investment firm focused on corporate tenant leasing that iStar acquired in 1999, and served as TriNet's chief executive officer and chairman of the board. He was chief executive officer and chairman of TriNet's predecessor, Holman/Shidler Corporate Capital, Inc., for ten years. Mr. Holman has previously served as a director and member of the audit and investment committees of the Parasol Tahoe Community Foundation; as chairman of the board of directors of Amerivest Properties, Inc., a real estate investment trust focused on office properties; and as a senior executive, director, owner, or board advisor for investment and operating companies in the United States, Great Britain, Australia, and Mexico. Mr. Holman currently serves as a Fellow at the Desert Research Institute, a recognized world science and research leader.

Age: 75	Relevant expertise	Other public company boards
Director Since: 1999 Independent Committees: Compensation (chair) Nominating & Governance

Mr. Holman has structured, acquired, financed, and managed several billion dollars of commercial and corporate assets in forty states and Canada over his career. He brings to the board valuable skills and industry knowledge arising from his experience as a founder, chief executive, and director of TriNet; his involvement in leadership capacities in other companies and organizations engaged in a broad range of business, finance and investment activities; and his experience as a private investor.

o None

11 | iStar Inc. 2019 Proxy Statement	Proposal 1 Election of Directors Candidates for Election as Director

Robin Josephs	Lead Director, iStar; Former Managing Director, Starwood Capital Group

Professional experience

From 2005 to 2007, Ms. Josephs was a managing director of Starwood Capital Group L.P., a private equity firm specializing in real estate investments. Previously, Ms. Josephs was a senior executive with Goldman Sachs & Co. in various capacities. Ms. Josephs is a trustee of the University of Chicago Cancer Research Foundation.

Age: 59	Relevant expertise	Other public company boards
Director Since: 1998 Independent Committees: Nominating & Governance (chair) Compensation

Ms. Josephs' background as an investment banking professional brings valuable knowledge of finance and capital markets to our board. Her experience as a managing director of Starwood Capital Group, where she evaluated and managed numerous real estate investments, adds vital industry knowledge and expertise. Ms. Josephs' extensive experience as a director of public companies also brings to our board valuable skills and insights into the governance of real estate, investment, and operating companies.

o

Safehold Inc. (and its predecessors) (since 2017)

o

MFA Financial, Inc. (since 2010), a real estate investment trust that owns and manages a Portfolio of residential mortgage-backed securities (Compensation Committee (chair), Audit Committee

o

QuinStreet, Inc. (since 2013), a vertical marketing and online media company (Audit Committee, Compensation Committee)

o

Starwood Real Estate Income Trust, Inc. (since 2017), a non-traded real estate investment trust (Audit Committee)

o

Plum Creek Timber Company (until 2016), a timberland owner and manager; forest products, mineral extraction, and property development company

12 | iStar Inc. 2019 Proxy Statement	Proposal 1 Election of Directors Candidates for Election as Director

Richard Lieb	Senior Advisor, Greenhill & Co., LLC

Professional experience

Mr. Lieb serves as senior advisor at Greenhill & Co., LLC, a publicly-traded independent investment banking firm he joined in 2005. From 2005 through 2018, Mr. Lieb was a managing director and also served as chairman of the firm's real estate group. He served as Greenhill's chief financial officer from 2008 to 2012, and also served as a member of the firm's management committee from 2008 to 2015. During his tenure at Greenhill, Mr. Lieb served at various times as head of the firm's restructuring business and as head of North American Corporate Advisory services. Prior to joining Greenhill, Mr. Lieb spent more than 20 years with Goldman Sachs, where he headed the real estate investment banking department from 2000 to 2005. Mr. Lieb is an active member of the American Jewish Committee (AJC) and has served as a member of Wesleyan University's Career Advisory Council.

Age: 59	Relevant expertise	Other public company boards
Director Since: New nominee for election as a director Independent

Mr. Lieb has more than 30 years of experience as a strategic advisor to participants in the real estate industry, spanning nearly all property sectors. His work has covered the full range of investment banking services, including IPOs and other securities offerings, asset purchases and sales, property financings, restructurings, and merger and acquisition assignments. In addition to his investment banking experience, Mr. Lieb has also held numerous management roles. Mr. Lieb is licensed with FINRA and holds Series 7/General Securities, Series 63, and Series 24 licenses.

o

VEREIT, Inc. (since 2017), a REIT with a diversified portfolio of retail, restaurant, office, and industrial real estate assets (Audit Committee (chair), Compensation Committee)

o

AvalonBay Communities, Inc. (since 2016), an apartment REIT (Audit Committee, Compensation Committee)

o

CBL Properties (since 2016), a REIT focused on middle market regional malls (Audit Committee, Nominating/Governance Committee)

13 | iStar Inc. 2019 Proxy Statement	Proposal 1 Election of Directors Candidates for Election as Director

Barry W. Ridings	Senior Advisor, Lazard Frères & Co. LLC

Professional experience

Mr. Ridings is senior advisor at Lazard Frères & Co. LLC, where he has been employed since 1999. Mr. Ridings also serves as chairman of LMDC Holdings LLC. He previously served as vice chairman of U.S. investment banking at Lazard, and as chairman of Lazard Middle Market LLC. He was a managing director of BT Alex Brown from 1990 to 1999. Mr. Ridings is chairman of the Advisory Council for the Cornell University Johnson Graduate School of Business. He serves as a trustee of the Mu chapter of Delta Kappa Epsilon Foundation, a charitable fraternal organization associated with Colgate University; a trustee of The Montclair Kimberley Academy; and a director of the Catholic Charities of the Archdiocese of New York.

Age: 67	Relevant expertise	Other public company boards
Director Since: 2011 Independent Committees: Audit Compensation

Mr. Ridings has over forty years of experience in debt and equity offerings, mergers and acquisitions, and corporate restructurings. His distinguished career in the finance industry, his experience helping companies access debt and equity capital and navigate challenging market conditions, and his service as a director of other public and private companies, bring valuable strategic, finance, capital markets, and governance skills to our board.

o

Siem Industries Inc. (since 1993), a diversified company with interests in oil, gas, and shipping

Private company boards

o

Republic Airways Holdings (since 2017), a private regional airline holding company operating as American Eagle, Delta Connection, and United Express.

14 | iStar Inc. 2019 Proxy Statement	Proposal 1 Election of Directors Candidates for Election as Director

Corporate Governance

Board Leadership Structure

Our board has the authority to select the leadership structure it considers most appropriate for iStar. In making leadership structure determinations, the board considers many factors, including the specific needs of our business and the best interests of our shareholders.

Our current leadership structure consists of a combined chairman of the board and chief executive officer position, an independent lead director, an active and involved board consisting mainly of independent directors, and board committees chaired by independent directors. The board believes this is the most appropriate and effective leadership arrangement for iStar right now. The board also believes the current leadership structure functions well and provides an effective balance between strong company leadership and appropriate oversight by independent directors. The board recognizes that circumstances can change, and periodically reviews its leadership structure to ensure it remains appropriate.

Role of the chairman

Under our bylaws, the chairman of the board presides over the meetings of the board and of the shareholders, and performs such other duties as may be assigned to him by the board of directors. Due to the varied and complex nature of our business, the board believes that Jay Sugarman, the CEO, is in the best position to serve in this critical role. Having a chairman who also serves as chief executive officer facilitates timely communication with directors on significant business matters. The board believes that leadership of both the board and the company by Mr. Sugarman, combined with effective oversight by an independent board spearheaded by an independent lead director, is the optimal way to guide iStar and maintain the focus needed to achieve our business goals.

Role of the Lead Director

Every year, the independent members of the board elect an independent lead director. Robin Josephs has served as our lead director since 2007. In that capacity, Ms. Josephs is responsible for:

o

Presiding at all meetings of the board at which the chairman is not present and all executive sessions of the independent directors;

o

Serving as principal liaison between the chairman and the independent directors;

o

Approving agendas for board meetings;

o

Approving information presented to the board;

o

Approving the schedule of meetings of the
board to ensure there is sufficient time for
discussion of agenda items;

o

Calling meetings of the independent directors
as necessary;

o

Participating in consultations and direct communication with major shareholders and their representatives when appropriate; and

o

Performing such other duties as the board may determine from time to time.

15 | iStar Inc. 2019 Proxy Statement

Board Composition and Diversity

We recognize the value of nominating individuals who will bring a variety of diverse opinions, perspectives, skills, experiences, backgrounds, and orientations to the board's discussions and decision-making processes. An overriding principle is that all nominations to the board should be based on merit and suitability of the candidate. Subject to those considerations, the board recognizes the need to consider director candidates from different backgrounds. The charter of the Nominating and Governance Committee identifies diversity as one factor the committee may consider when nominating a candidate for election to the board. To that end, the committee strives for diversity not just in terms of innate factors like gender, race, and age, but also in the categories of background, experience, skills, accomplishments, personal qualities, and specific traits that would contribute to our board.

The Nominating and Governance Committee believes it is important to have a mix of experienced directors with a deep understanding of our business and others who bring fresh perspectives. The committee discusses potential additions to our board on an ongoing basis. In addition, the Nominating and Governance Committee regularly assesses the size and composition of our board to help ensure that the board functions effectively given the size, diversity, and complexity of our business and the range of business segments and markets in which we operate. The committee believes the current size of the board is appropriate in light of the need for our directors to communicate and act efficiently, the time commitment required of our directors, and the nature of our strategic plans.

Director Independence

Our board has determined that all of our current directors, other than our chairman and chief executive officer, are independent. In determining director independence, the board considers all relevant facts and circumstances, as well as New York Stock Exchange (NYSE) listing standards. Under the NYSE listing standards, no director qualifies as independent unless the board affirmatively determines that the director has no material relationship with iStar, either directly or as a partner, stockholder, or officer of an organization that has a relationship with us.

No arrangement or understanding exists between any director and any other person or entity pursuant to which any director was, or is, to be selected as a director or nominee.

Nominations for the Board

The Nominating and Governance Committee is responsible for recruiting new directors. To contribute to that process, the committee may solicit and consider suggestions regarding possible nominees from current directors, management, or shareholders. In addition, we may retain professional search firms or consultants to help us identify potential directors with desired skills and disciplines.

Shareholder nominations for election to the board should be sent to the attention of our corporate secretary at the address provided under "Communications with the Board." This correspondence should describe the candidate's qualifications and include the candidate's written statement of willingness and affirmative desire to serve as a director and to represent the interests of all shareholders. Shareholders also may nominate candidates directly by following the procedures specified in our bylaws for nominations and other shareholder proposals. See "When are shareholder proposals due for the 2020 annual meeting?" in this proxy statement.

Candidates proposed by shareholders will be considered in the same manner and using the same criteria as candidates identified by the Nominating and Governance Committee.

16 | iStar Inc. 2019 Proxy Statement	Corporate Governance Nominations for the Board

Board's Role in Risk Oversight

Due to the nature of our business, it is not possible or desirable to eliminate risk from our activities. Instead, we believe our focus should be on identifying, pricing, managing, and monitoring risk, with the objective of achieving attractive, long-term, risk-adjusted returns. We have robust internal processes and a strong internal control environment designed to identify, manage, and mitigate material risks and to keep the board and its committees informed with respect to risk management matters.

The board's role in risk oversight is consistent with our leadership structure generally. The CEO and other members of senior management are charged with assessing and managing risks associated with iStar's business on a day-to-day basis. The board oversees management's execution of these responsibilities and assesses our approach to risk management generally as part of its regular meetings. Board committees, which meet regularly and report back to the full board, play a significant role in carrying out the risk oversight function with respect to the areas within each committee's purview. For example, our Audit Committee focuses on oversight of financial risks, our Compensation Committee focuses primarily on risks relating to our equity compensation plans and arrangements, and our Nominating and Governance Committee focuses on reputational and corporate governance risks, including the independence of the members of our board of directors. The board and its committees receive regular reports from members of senior management on areas of material risk—including operational, financial, legal, regulatory, strategic, and reputational risk—in order to review and understand risk identification, risk management, and risk mitigation strategies.

The board and management are focused on risk management issues pertaining to our information systems and technology, including cybersecurity. Management is pursuing initiatives intended to identify and, if necessary, remediate weaknesses in our information security; enhance our internal cyber awareness training programs; and improve access to key information for the purpose of promoting operational efficiencies in data management. Management reports regularly to the board on the status of these initiatives.

Board and Committee Annual Assessments

To ensure continued effectiveness, our directors engage in an annual assessment of board and committee performance. An independent third party interviews each director individually on a wide range of topics relating to board structure and composition, communications, information furnished to the board, the board's relationship with management, and overall effectiveness, and then summarizes the individual comments and assessments in an oral report to the board that is discussed in executive session.

The board utilizes the results of this process to help refine and improve the operations of the board and its committees. This has led to the addition of two new board members since 2015, including a nominee for election this year. In addition, the board's discussion of executive management priorities has focused on enhancing the strength of our management team. In 2018, those discussions led us to hire a new president and chief investment officer and a new president of land and development, who also serves as our chief financial officer.

17 | iStar Inc. 2019 Proxy Statement	Corporate Governance Board and Committee Annual Assessments

Shareholder Outreach and Engagement

On a regular basis throughout the year, management engages in conversations with our significant shareholders to ensure that management and the board understand and consider the issues that are important to investors. We regularly discuss with our investors matters relating to our business, strategic plans, financial results, corporate governance, compensation program, and related matters. Our lead director and other independent directors have participated in many of these direct conversations.

Over the past year, a specific focus of our shareholder engagement conversations has been executive compensation, as we seek to understand and address issues relating to our compensation practices and policies. See "2018 Say-on-Pay Vote Results and Shareholder Outreach," which begins on page 33. We plan to continue these types of discussions with our shareholders on a wide range of matters, as they provide valuable feedback and enable us to address shareholder concerns and interests in designing and implementing our programs and practices.

Board Meetings Held During 2018

During 2018, the board held 13 meetings, either in person or by telephone conference call. Directors are expected to attend a majority of the board meetings. All directors attended at least 83% of the board meetings and applicable committee meetings held during 2018. The board also acts by unanimous written consent in appropriate circumstances. All of our directors were present in person at the 2018 annual meeting and were re-elected at that meeting.

Executive Sessions

Our board of directors meets in executive session at least quarterly without management present. The Audit Committee also meets in executive session at least quarterly, without management present, with representatives of our independent registered public accounting firm and with representatives with the accounting firm engaged to assist us in the preparation of our documentation, testing, and evaluation of internal controls over financial reporting.

Service on Other Boards

In view of the commitment of time and effort that is required of a director of a public company, our board has established a guideline that its directors should not serve on the boards of more than five public companies, including iStar.

18 | iStar Inc. 2019 Proxy Statement	Corporate Governance Service on Other Boards

Director Resignation Policy

In an uncontested election, an incumbent nominee for director who fails to receive the requisite majority of votes cast for his or her election must offer to resign from the board promptly following certification of the voting results. The Nominating and Governance Committee will consider any such resignation offer, determine whether to recommend acceptance of that resignation, and submit its recommendation for consideration by the board. The director whose offer to resign is under consideration may not participate in any deliberation or vote of the Nominating and Governance Committee or the board regarding the proposed resignation. The Nominating and Governance Committee and the board may consider any factors they deem relevant in deciding whether to accept a director's resignation.

Within 90 days after the results of the shareholder vote are certified, the board will disclose its decision in a press release, filing with the SEC, or by other public announcement. If an incumbent director's offer to resign is not accepted by the board, such director will continue to serve until a successor is elected and qualifies, or until the director dies, resigns, retires, or is removed, whichever shall occur first. If a director's offer to resign is accepted by the board, then the board, in its sole discretion, may fill the resulting vacancy pursuant to iStar's Bylaws.

Defensive Measures Profile
Opt-out from MUTA provisions

Subtitle 8, Title 3 of the Maryland General Corporation Law—commonly referred to as the Maryland Unsolicited Takeover Act, or MUTA—permits companies to unilaterally classify their boards into staggered classes and adopt certain other takeover defense measures. Under an amendment to our charter approved by the board in 2015, iStar is prohibited from electing to be subject to those provisions, meaning we cannot implement the takeover defense measures they describe. Our decision to opt out from the MUTA may not be repealed without the approval of a majority of our shareholders.

No staggered board

All of our directors are elected annually.

No poison pill

We do not have a shareholder rights plan, commonly known as a "poison pill," in effect.

19 | iStar Inc. 2019 Proxy Statement	Corporate Governance Defensive Measures Profile

"Whistleblower" Policy

Our Code of Conduct includes a policy on reporting suspected misconduct (a "whistleblower" policy) that describes how employees can report any concerns or suspected violations of our standards of conduct, policies, or laws and regulations to a named Compliance Officer, any other member of our Compliance Committee, our chief executive officer, or the chair of the Audit Committee. This reporting may be done on an anonymous basis. We also have established an independent "hotline" telephone service that may be used by employees who wish to report concerns or suspected violations, on an anonymous basis or otherwise. We prohibit retaliation against employees who report actual or suspected violations; anyone who attempts to retaliate will be subject to disciplinary action, up to and including termination. Reports of misconduct made in bad faith and false or misleading information provided in the course of an investigation will be subject to disciplinary action, up to and including termination.

Governing Documents

The documents described below are available on our website at www.istar.com by choosing "Investors" and then "Governance & Proxy." We will provide paper copies to our shareholders, without charge, on request.

Corporate Governance Guidelines

Our board has approved a set of general guidelines that provide the framework for our corporate governance. The board reviews these guidelines and other aspects of our governance periodically, as necessary.

Code of Conduct

Our Code of Conduct documents the principles of conduct and ethics to be followed by our directors, officers, and employees. The purpose of the Code of Conduct is to promote honest and ethical conduct; compliance with applicable governmental rules and regulations; full, fair, accurate, timely, and understandable disclosure in periodic reports; prompt internal reporting of violations of the Code of Conduct; and a culture of honesty and accountability. All of our directors, officers, and employees are required to acknowledge that they have received and will comply with the Code of Conduct. We will disclose any material changes to the Code of Conduct, and any waivers that are approved for directors or executive officers, in our public SEC filings and on our website within four business days of any such event.

20 | iStar Inc. 2019 Proxy Statement	Corporate Governance Governing Documents

Disclosure Committee

iStar's Disclosure Committee is made up of members of our executive management and senior staff. The purpose of the Disclosure Committee is to oversee our system of disclosure controls and to assist and advise the chief executive officer and chief financial officer in making the required certifications in SEC reports. The Disclosure Committee was established to bring together on a regular basis representatives from our core business lines and employees involved in the preparation of our financial statements. These individuals meet quarterly, or otherwise as needed, to discuss any issues or matters they believe should be considered for disclosure in our public SEC filings, and to review our draft periodic SEC reports before they are filed. The Disclosure Committee reports to our chief executive officer and, as appropriate, to our Audit Committee.

The Disclosure Committee has adopted a written charter to memorialize the committee's purpose and procedures. A copy of the charter will be provided, without charge, to any shareholder who requests one.

Communications with the Board

Interested parties, including shareholders, are welcome to communicate with our lead director, the other independent board members, or the chair of any committee of the board, by e-mail or regular mail. All communications by e-mail should be sent to CorporateSecretary@istar.com. Communications sent by regular mail should be addressed to the particular director or directors desired, in care of our corporate secretary, at 1114 Avenue of the Americas, 39th Floor, New York, NY 10036.

Our chief legal officer and our secretary will review each communication directed to the board or individual directors. These officers will forward all appropriate communications received, or a summary of such communications, to the appropriate board member(s). We reserve the right to disregard (or take other appropriate action regarding) any communication that our chief legal officer and our secretary determine is unduly hostile, threatening, or illegal, does not reasonably relate to us or our business, or is similarly inappropriate.

21 | iStar Inc. 2019 Proxy Statement	Corporate Governance Disclosure Committee

Board Committees

Our board has three standing committees—Audit, Compensation, and Nominating and Governance—made up entirely of independent directors. All three standing committees have adopted charters that meet applicable standards prescribed by the NYSE. These charters are available on our website at www.istar.com by choosing "Investors" and then "Governance & Proxy," and will be provided in print, without charge, to any shareholder who requests copies.

Our board appoints special committees from time to time, as necessary.

Audit Committee

Members: Reiss (chair), De Souza, Ridings # of meetings in 2018: 7

The Audit Committee is responsible, among other things, for the following matters:

o
appointing, compensating, retaining, and overseeing the work of our independent registered public accounting firm;

o
ensuring that procedures are established for handling complaints regarding accounting, internal accounting controls or auditing matters, including the confidential and anonymous submission of "whistleblower" reports by our employees regarding questionable accounting or auditing matters;

o
meeting periodically with management and our independent registered public accounting firm to review and discuss iStar's annual audited financial statements and quarterly financial statements;

o
meeting separately, on a periodic basis, with management, internal auditors, or our personnel responsible for the internal audit function, and with our independent registered public accounting firm;

o
receiving reports from management of (i) any significant deficiencies in the design or operation of our internal controls and (ii) any fraud involving management or other employees who have a significant role in our internal controls;

o
reviewing analyses of significant financial reporting issues and judgments made in connection with the preparation of iStar's financial statements;
o
reviewing any accounting adjustments, any communications between the audit team and the audit firm's national office respecting auditing or accounting, and any "management" or "internal control" letter issued, or proposed to be issued, by the auditing firm;

o
reviewing our hedging policy and the status of hedging transactions on a quarterly basis;

o
reviewing our credit loss reserve policy and establishment of reserves on a quarterly basis;

o
discussing policies with respect to risk assessment and risk management;

o
discussing any material legal matters;

o
ensuring that policies are established regarding hiring employees or former employees of the independent auditors;

o
reviewing annually internal and external audits, if any, of our employee benefit plans and pension plans; and

o
reviewing annually the adequacy of our insurance, management information systems, internal accounting and financial controls, protection of technology and proprietary information, and policies and procedures relating to compliance with legal and regulatory requirements.

Each member of the Audit Committee is independent, as defined by the Audit Committee's charter and the NYSE listing standards. The board has determined that each member also qualifies as an "audit committee financial expert" as defined by Securities and Exchange Commission rules.

22 | iStar Inc. 2019 Proxy Statement

Compensation Committee

Members: Holman (chair), Josephs, Ridings # of meetings in 2018: 8

The Compensation Committee is responsible for overseeing our executive compensation programs. The principal responsibilities of the committee are to:

o
approve performance objectives for our senior executives and evaluate the performance of such executives relative to these objectives;

o
approve, either as a committee or together with the other independent directors based on a Compensation Committee recommendation, the base salary, annual incentive awards, long-term incentive awards, and other compensation for our chief executive officer;

o
approve base salaries, annual incentive awards, long-term incentive awards, and other compensation for our other senior officers and highly-compensated employees;

o
review management's recommendations and advise management and the board on compensation programs and policies, such as salary ranges, annual incentive bonuses, long-term incentive plans, equity-based compensation programs, and other group benefit programs offered to employees generally;

o
administer the issuance of any award under our long-term incentive plans and other equity compensation programs;

o
retain and oversee third party consultants as needed to assist with the Committee's activities;

o
consider and evaluate "Say on Pay" voting results and recommend to the board the frequency with which "Say on Pay" resolutions should be presented to the shareholders;

o
perform such other duties and responsibilities pertaining to compensation matters as may be assigned by the board; and

o
review the Compensation Discussion and Analysis and recommend to the full board that it be included in our proxy statement.

Each member of the Compensation Committee is independent as defined by the Compensation Committee's charter and the NYSE listing standards. No member of the Compensation Committee is or was formerly an officer or an employee of iStar. No executive officer serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board, nor has such an interlocking relationship existed in the past.

Nominating and Governance Committee

Members: Josephs (chair), De Souza, Holman, Reiss # meetings in 2018: 3

The Nominating and Governance Committee is responsible for:

o
providing counsel to the board of directors with respect to the organization, function, and composition of the board of directors and its committees;

o
overseeing the self-evaluation of our board of directors and its committees, and the board's evaluation of management, and report about those reviews to the board;
o
periodically reviewing and, if appropriate, recommending to the full board changes to our corporate governance policies and procedures;

o
identifying and recommending to our full board potential director candidates for nomination; and

o
recommending to the full board the appointment of each of our executive officers.

Each member of the Nominating and Governance Committee is independent as defined by the applicable NYSE listing standards.

23 | iStar Inc. 2019 Proxy Statement	Board Committees

Director Compensation

The compensation program for our non-employee directors provides for the following annual payments:

Recipient	Amount	How paid

All non-employee directors	$100,000	Quarterly cash installments

All non-employee directors	$125,000*	Common stock equivalents (CSEs) or restricted shares of common stock, at the director's option*

Audit Committee chair	$40,000	Quarterly cash installments

Other Audit Committee members	$15,000	Quarterly cash installments

Compensation Committee chair	$40,000	Quarterly cash installments

Other Compensation Committee members	$15,000	Quarterly cash installments

Chair of any other committee	$16,000	Quarterly cash installments

Member of any other committee	$10,000	Quarterly cash installments

Lead Director	$75,000*	CSEs or restricted shares of common stock, at the director's option*

*
The number of CSEs or restricted shares is based on the average NYSE closing price for our common stock for the twenty days prior to the date of the annual shareholders meeting.

Directors do not receive additional fees for attending board or committee meetings.

CSEs and restricted shares are granted effective on the date of the annual shareholders meeting and generally vest after one year, on the date of the next annual shareholders meeting. Dividends will accrue in respect of the CSEs and restricted shares from the date of grant as and when dividends are paid on the common stock, but such dividends will not be paid unless and until the associated CSEs or restricted shares vest.

Under the Non-Employee Directors' Deferral Plan, directors may defer the receipt of some or all of their compensation.

24 | iStar Inc. 2019 Proxy Statement

The table below summarizes the compensation information for our non-employee directors for the fiscal year ended December 31, 2018. Jay Sugarman is not included in this table as he is our employee and receives no additional compensation for his services as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Clifford De Souza	$125,000	$128,620	$–	$253,620

Robert W. Holman, Jr.	150,000	128,620	5,000	283,620

Robin Josephs	131,000	205,790	5,000	341,790

Dale Anne Reiss	150,000	128,620	5,000	283,620

Barry W. Ridings	130,000	128,620	–	258,620

(1)
Amounts included in the "Stock Awards" column reflect the grant date fair value of restricted share awards made to directors in 2018 computed in accordance with FASB ASC Topic 718 (without regard to forfeitures). These awards were made to the directors under the Non-Employee Directors' Deferral Plan. Directors may elect to receive these awards in the form of CSEs or restricted shares. No directors have presently elected to receive CSEs. The CSEs or restricted share awards are valued using the closing price of our common stock on the date of grant. Restricted shares are subject to a one-year vesting period from the grant date. As of December 31, 2018, the directors held the following aggregate amounts of previously-awarded CSEs and restricted shares: Clifford De Souza—12,077 restricted shares; Robert W. Holman, Jr.—44,313 CSEs and 12,077 restricted shares; Robin Josephs—76,763 CSEs and 19,323 restricted shares; Dale Anne Reiss—44,313 CSEs and 12,077 restricted shares; and Barry W. Ridings—6,781 CSEs and 12,077 restricted shares.

(2)
Our directors are eligible to participate in our broad-based matching gifts program under which we will donate funds equal to contributions made by directors or employees to qualified nonprofit organizations, up to a maximum annual matching contribution per individual of $5,000 for directors and senior officers, $2,500 for other officers, and $1,500 for other employees. Our directors also are eligible for reimbursement of the costs of attending continuing director education programs. Amounts included in the "All Other Compensation" column include any matching gifts made by us on behalf of the director and any education costs reimbursed by us to the director.

25 | iStar Inc. 2019 Proxy Statement	Director Compensation

Indemnification

Our charter provides that we will indemnify and advance expenses to our directors and officers to the full extent required or permitted by Maryland law. In addition, we have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will indemnify our directors and executive officers to the fullest extent permitted by our charter and Maryland law against certain liabilities (including settlements) and expenses actually and reasonably incurred by them in connection with any threatened or pending legal action, proceeding, or investigation to which any of them is, or is threatened to be, made a party because of their status as our director, officer, or agent, or because they serve as a director, officer, or agent of another company at our request.

To supplement these indemnification provisions, we have obtained directors and officers liability insurance, which covers our directors and executive officers.

26 | iStar Inc. 2019 Proxy Statement	Director CompensationIndemnification

Proposal 2: Advisory Vote To Approve Executive Compensation

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and associated SEC rules, our shareholders are entitled to cast a non-binding, advisory vote to approve the compensation of our executive officers—commonly referred to as a "Say on Pay" vote. We conduct an annual Say on Pay vote, consistent with the recommendation of a majority of our shareholders expressed by vote at our 2017 Annual Meeting.

We urge you to read the Executive Compensation section of this proxy statement, which discusses our compensation philosophy and how we implement it. Then we hope you will vote in favor of the following resolution:

RESOLVED, that iStar Inc. shareholders approve, on a non-binding advisory basis, the compensation of the executive officers identified in the Proxy Statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and narrative disclosure.

Although your vote is non-binding and advisory, the board and the Compensation Committee will consider the outcome of the vote when contemplating future executive compensation arrangements.

27 | iStar Inc. 2019 Proxy Statement

From the Chairman of the Compensation Committee

Dear Fellow Shareholders,

There is no better place to start my letter to you than to concur with your disappointment with our stock price performance during 2018. We established some very aggressive operating and earnings targets, and though we exceeded our Target Adjusted Income per diluted share performance target, our stock price did not respond accordingly.

During 2018, we reached out to shareholders representing ownership of more than 80% of our outstanding shares to seek their views on issues within our control that need attention. We have had meetings, calls or other communications with shareholders representing 45% of our ownership. Based on the feedback we received, we instituted the following substantive changes to our executive compensation program during 2018:

o
We capped the funding of our Annual Incentive Plan, or AIP, bonus pool at the minimum threshold amount if our total shareholder return, or TSR, for the year is negative.

o
We provided enhanced disclosure of our incentive compensation program—in particular, the iStar Performance Incentive Plan, or iPIP, and the performance-based characteristics of iPIP compensation.

o
We significantly increased stock ownership guidelines for our named executive officers, or NEOs, to reaffirm the alignment between the interests of our management team and the interests of our shareholders.

With this backdrop, I would like to highlight iStar's recent progress and explain how this performance influenced our pay decisions.

During 2018, we achieved some significant positive developments, reflecting our ongoing efforts to implement a corporate strategy focused on four goals: becoming the market leader in the ground lease sector, monetizing our legacy assets more rapidly and efficiently, investing our capital where we believe we can capture appropriate risk-adjusted returns, and achieving a cost structure that is aligned with our

28 | iStar Inc. 2019 Proxy Statement

business objectives and asset base. Here are some of our significant achievements and milestones for the year.

o

We strengthened and expanded our relationship with SAFE, the first publicly-traded company focused on ground lease investments, through our position as SAFE's investment manager and largest shareholder.

o

We received sales proceeds of $735.6 million from our legacy assets.

o

We achieved adjusted income of $222.3 million, or $2.76 per diluted common share.

o

We received an upgrade in our corporate debt rating from Moody's Investors Service.

o

We upsized, reduced the cost, and extended the maturities of our senior secured term loan facility and an asset level financing.

o

We reinstituted a dividend on our shares of common stock.

o

We restructured our organization, including reducing headcount by 21%.

o

We enhanced the strength of our management team, hiring a new president and chief investment officer and a new president of land and development, who also serves as our chief financial officer.

Notwithstanding these positive developments, there is no doubt that our stock price performance was extremely disappointing. The Compensation Committee's actions relating to executive compensation balance the progress being made with the dissatisfaction with our stock price, and include the following:

o
We did not increase base salaries for the NEOs;

o
The 2018 AIP bonus pool was funded at the minimum (or threshold) level and represents a reduction of 40% from the total bonus pool for 2017; and

o
Long-term incentive awards to the NEOs continue to be 100% performance-based and consist predominantly of awards with six-year vesting periods.

Moving into 2019, the Compensation Committee will continue to consider ways to enhance the alignment between our executive pay programs and the interests of our shareholders.

We invite you to review the information about our compensation philosophy and decisions on the following pages, and urge you to vote for our Say-on-Pay proposal. I am confident that we have listened to our shareholders, addressed your concerns, and made changes to ensure that our performance-based compensation programs are designed to motivate our executives and only reward performance that is aligned with shareholder interests. The Board and management team remain focused on furthering our progress and, alongside our investors, realizing the value of our investments.

Sincerely,

Robert Holman
Chairman, Compensation Committee of the Board of Directors

29 | iStar Inc. 2019 Proxy Statement	From the Chairman of the Compensation Committee

Compensation Discussion and Analysis Executive Summary

This compensation discussion and analysis (CD&A) describes the key principles and factors underlying our executive compensation policies and the 2018 compensation decisions for the executive officers named in this proxy statement. Our four current named executive officers, or NEOs, are identified below. The CD&A should be read in conjunction with the other information presented in this proxy statement, including the information in the compensation tables and the footnotes to those tables.

You can find more information about our current NEOs under the heading "Executive Officer Biographies" at the end of this CD&A. None of our NEOs have employment contracts and all serve "at will."

Jay Sugarman
Chairman and Chief Executive Officer

Nina B. Matis
Vice Chairman; also Chief Legal Officer until March 11, 2019

Marcos Alvarado
President and Chief Investment Officer

Andrew C. Richardson*
President, Land and Development, and Chief Financial Officer

Geoffrey G. Jervis*
Chief Operating Officer and Chief Financial Officer

*
Mr. Richardson joined us on March 31, 2018, when Geoffrey G. Jervis stepped down as our chief operating officer and chief financial officer.

Performance Overview

2018 was a year of positive developments for iStar, as we have shaped and implemented a corporate strategy focused on four goals:

30 | iStar Inc. 2019 Proxy Statement

Here are some of our significant achievements and milestones for the year:

o
We expanded our relationship with SAFE, culminating in an additional $250 million equity investment in January 2019 and a revised management agreement that strengthens our relationship, further aligns our respective interests, and promotes our mutual success. We have also pursued and will continue to pursue joint transactions with SAFE, such as offering customers a SAFE ground lease and an iStar leasehold loan.

o
We received sales proceeds of $735.6 million from legacy assets and recognized $137.8 million of aggregate gains, net of noncontrolling interests.

o
We recorded adjusted income of $222.3 million, or $2.76 per diluted common share.

o
Reflecting our strategic decision to monetize our legacy assets more rapidly and refrain from developing certain legacy assets, we recorded $185 million of impairments and provisions, which resulted in net income (loss) of ($64.8) million, or ($0.95) per diluted common share.
o
Moody's Investors Service upgraded our corporate debt rating.

o
We upsized, reduced the cost, and extended the maturities on our $650 million senior secured term loan and a $228 million asset level financing.

o
We reinstituted a dividend on our shares of common stock.

o
We reduced headcount by 21%.

Also during 2018, we enhanced the strength of our management team, hiring a new president and chief investment officer and a new president of land and development, who also serves as our chief financial officer.

31 | iStar Inc. 2019 Proxy Statement	CD&A Executive Summary

2018 Pay Actions

32 | iStar Inc. 2019 Proxy Statement	CD&A 2018 Pay Actions

2018 Say-on-Pay Vote Results and Shareholder Outreach

At our 2018 annual meeting of shareholders, 40% of the votes cast by our shareholders supported our Say-on-Pay proposal, which was a significant decrease from the 87% approval at our 2017 annual meeting. Needless to say, the board was disappointed, and committed to take appropriate steps in response to this voting result.

Over the course of 2018, we reached out to our significant shareholders, representing 80% of our outstanding common stock. Members of the board, including our lead director and chairman of our compensation committee, and management held meetings and calls to discuss strategic, compensation and governance issues with shareholders representing over 45% of our outstanding common stock. We view these discussions as an important opportunity to develop broad and enduring relationships with investors and to engage in open dialogue on matters of investor interest.

As summarized below, we took a number of actions in 2018 to address shareholder feedback on our executive compensation program.

33 | iStar Inc. 2019 Proxy Statement	CD&A 2018 Say-on-Pay Vote Results and Shareholder Outreach

Performance-Based Pay

The Compensation Committee allocates pay among base salary, short-term incentives, and long-term incentives to emphasize performance-based, variable compensation. This mix ensures the appropriate alignment of executive compensation with financial performance and shareholder value creation. Notably, a substantial majority of the compensation opportunity for our CEO and is delivered through iPIP, a long-term, performance-based incentive compensation program.

The chart below illustrates our NEOs' mix of pay for 2018

34 | iStar Inc. 2019 Proxy Statement	CD&A Performance-Based Pay

Alignment with Shareholder Interests

iStar's compensation program reflects best practices and stringent governance.

What we do

Provide the majority of compensation in the form of variable, performance-based elements.
Ensure a strong link between financial and operational goals, shareholder value creation, and executive compensation.
Maintain a fully independent Compensation Committee.
Use an independent compensation consultant, engaged directly by the Compensation Committee, to advise on executive compensation matters.
Enforce robust stock ownership guidelines for executives and non-employee directors.

Provide for a clawback of incentive compensation in the event of a material restatement of financial or operating results.
Impose a double-trigger change-in-control requirement before vesting of outstanding, unvested equity awards is accelerated.
Conduct shareholder engagement on compensation- and governance-related issues, engage in careful consideration of the annual Say-on-Pay results, and respond to shareholder feedback as appropriate.

What we don't do

No change-in-control agreements.
No employment agreements.

Executive officers and non-employee directors
are prohibited from hedging shares of iStar
stock, or from pledging shares of iStar stock
except with prior approval in accordance
with guidelines approved by our board from
time to time.
No excise tax gross-ups.
No repricing of underwater stock options or granting of stock options at a price less than 100% of fair market value on the grant date.

No preferential retirement plan, severance arrangements, or perquisites available to executives that are not generally available to all employees.
No dividends are paid on equity incentive awards until they are vested.
The terms of equity incentive awards provide for no accelerated vesting in the event employment terminates.

35 | iStar Inc. 2019 Proxy Statement	CD&A Alignment with Shareholder Interests

Compensation Philosophy and Guiding Principles

Our compensation programs are designed to reflect a strong pay-for-performance culture by ensuring we balance emphasis on near-term and long-term performance. The Compensation Committee, and the board as a whole, believe this structure is essential given the nature of our portfolio of assets and investment opportunities.

We strive to provide our employees with meaningful rewards while maintaining alignment with shareholder interests and business imperatives. In setting and overseeing the compensation of our executive officers, the Compensation Committee believes our compensation philosophy is best enacted by designing programs and policies to achieve three specific objectives:

o
Attract, motivate, and retain executives who contribute to the achievement of our short-term and long-term goals.

o
Encourage our executives to improve business performance and increase shareholder value by providing a mix of compensation that is primarily performance-based and variable.

o
Align executives' interests with those of our shareholders by denominating a significant portion of total compensation in long-term incentives that are both performance-based and equity-based.

Roles and Responsibilities in Setting Named Executive Officer Compensation
Compensation Committee

The Committee is currently made up of three independent directors and reports to the Board

The Compensation Committee reviews and approves overall compensation philosophy and strategy, as well as the compensation programs in which our executive officers participate. Ultimately, the Compensation Committee is responsible for approving specific compensation for the executive officers, determining the form and amount of that compensation, and aligning executive compensation with shareholders' interests. To that end, at the beginning of each year the Compensation Committee works with the CEO to set company performance goals and benchmarks for individual executive performance that we expect will positively influence shareholder value. At the end of each year, the Compensation Committee, taking into consideration the CEO's recommendations for his direct reports, determines and approves specific compensation amounts for our executive officers.

With respect to the CEO, the Compensation Committee annually reviews and approves objectives, evaluates the CEO's performance against those objectives and iStar's overall performance, and determines the CEO's compensation level based on that evaluation.

When appropriate, members of the Compensation Committee engage with shareholders and other stakeholders to seek input on executive compensation matters.

The Compensation Committee has authority to retain independent compensation consultants and legal counsel to assist it in fulfilling its obligations.

36 | iStar Inc. 2019 Proxy Statement	CD&A Roles and Responsibilities in Setting Named Executive Officer Compensation

Independent Compensation Consultant

Pay Governance, an independent executive compensation consultant, has been retained by the Committee since 2012 to provide consulting advice on matters of governance and executive compensation

As requested by the Compensation Committee, Pay Governance:

o
provides advice and opinion on the appropriateness and competitiveness of our executive compensation programs relative to market practice;

o
provides advice on our compensation strategy and our internal compensation-setting processes and governance; and

o
attends Compensation Committee meetings.
Chief Executive Officer

The CEO is assisted by other members of the management team

The CEO works with iStar's other executive officers to set performance goals for the company and individual executives, as appropriate, at the beginning of each year. Using that collective insight, the CEO recommends incentive plan designs and goals for the Compensation Committee's review and approval.

The CEO makes recommendations to the Compensation Committee regarding compensation for the named executive officers after reviewing iStar's overall performance and each executive's personal contributions. The CEO incorporates numerous qualitative factors into his recommendations. The CEO does not participate in any discussions or deliberations related to his own compensation.

2018 Compensation Program

Our executive compensation program consists of three primary components:

1. Base salary provides a competitive amount of fixed compensation.

2. Awards under the Annual Incentive Plan (AIP) provide an opportunity to earn additional compensation if iStar achieves predetermined objective performance goals. For certain NEOs and other employees, a portion of AIP awards made for years prior to 2018 were in the form of shares of our common stock that are fully-vested but subject to sales restrictions for specified periods. For 2018, all AIP awards were made in cash. Mr. Sugarman does not participate in the AIP, and all of his incentive compensation is long-term.

3. Long-term incentive awards under the iStar Performance Incentive Plan (iPIP) and the iStar 2009 Long-Term Incentive Plan (2009 LTIP) provide an opportunity to earn cash and equity-based compensation. iPIP awards are the primary form of long-term incentive compensation for our named executive officers. No payouts are made in connection with iPIP awards until meaningful performance hurdles are achieved by iStar's investments and long vesting periods are satisfied. In addition, iPIP payouts are reduced if our TSR underperforms. We may also grant equity-based awards under the 2009 LTIP. These awards typically are in the form of restricted stock units (Units) that entitle the holder to receive an equivalent number of shares of our common stock if and when the Units vest.

37 | iStar Inc. 2019 Proxy Statement	CD&A 2018 Compensation Program

For the named executive officers, the Compensation Committee determines the terms and amounts of these compensation components annually after considering:

o Each executive's experience, knowledge, skills, and personal contributions o iStar's per- formance relative to pre-established goals	o Individual executives' accomplishments and performance o Real estate industry performance, general economic conditions, and other "macro" factors

We discuss each of the compensation components below.

Base Salaries

The Compensation Committee reviews the base salaries of our named executive officers every year. As shown below, there were no base salary increases in 2018.

Named Executive Officer	2017 Base Salary*	2018 Base Salary

Jay Sugarman	$1,000,000	$1,000,000

Nina Matis	$500,000	$500,000

Marcos Alvarado	n/a (hired during 2018)	$500,000 (annualized; joined iStar in January 2018))

Andrew Richardson	n/a (hired during 2018)	$500,000 (annualized; joined iStar on March 31, 2018)

Geoffrey Jervis	$500,000	$500,000 (annualized; left iStar on March 31, 2018)

*
Mr. Sugarman's base salary has been unchanged since 2001 and Ms. Matis' has been unchanged since 2011. Messrs. Alvarado and Richardson were hired in 2018.

Annual Incentive Plan

Funding the 2018 AIP bonus pool

The AIP is structured to require a threshold level of financial performance before any awards are granted. The primary metric for the 2018 AIP is Target Adjusted Income per diluted share.1 iStar's performance for the year with respect to that metric determines how the AIP bonus pool is funded. The Compensation Committee approved a range of performance requirements and associated bonus pool funding levels for 2018, as shown in the table below.2

	Below Threshold	Threshold	Target	Maximum

Target Adjusted Income per diluted share	<$2.00	$2.00	$2.50	$3.00

AIP bonus pool funding ($mil)	$0.0	$15.0	$20.0	$25.0

1
Target Adjusted Income is calculated as Adjusted Income less actual economic losses realized on assets. See Exhibit A to this proxy statement for our methodology and calculations of Target Adjusted Income.
2
A linear scale of performance targets and payout levels is utilized to determine performance and funding for results that fall between the specified amounts.

38 | iStar Inc. 2019 Proxy Statement	CD&A 2018 Compensation Program

Regardless of iStar's Target Adjusted Income per diluted share results, the Compensation Committee approved a TSR modifier for the AIP that will override the funding calculation shown above if iStar's TSR is negative for the performance year. In such a case, funding for the AIP pool for that year will be capped at the threshold amount (which was $15 million in 2018), even if Target Adjusted Income per diluted share exceeds the threshold mark (which was $2.00 in 2018).

iStar's 2018 Target Adjusted Income per diluted share was $2.76 (approximately halfway between the target and maximum goals), which would have resulted in an incentive pool equal to $22.6 million in the absence of the TSR modifier. However, because our TSR for 2018 was negative, the 2018 AIP bonus pool funding was capped at the threshold amount of $15 million—34% less than it otherwise would have been.

To account for unanticipated circumstances and external economic factors, including the impact of shifts in timing of our asset transactions, the Compensation Committee has discretion to adjust the size of the total AIP bonus pool by up to 25% (up or down) based on its assessment of our overall performance; factors relevant to how the performance results were achieved; our financial condition, including liquidity; and other relevant considerations. However, the Committee does not have discretion to override the impact of the TSR modifier when it caps the AIP bonus pool funding amount at the threshold level. There were no discretionary adjustments to the AIP bonus pool in 2018.

AIP awards for 2018

The Compensation Committee believes Mr. Sugarman's compensation should be primarily in the form of long-term incentives, so it elected not to include Mr. Sugarman in the 2018 AIP. The Compensation Committee considers and approves individual awards from the AIP bonus pool for our other NEOs based on recommendations by our CEO following an assessment of each NEO's individual performance.

For 2018, 75% of our AIP bonus pool was awarded to employees other than our NEOs. Individual 2018 AIP awards to our NEOs (other than Mr. Sugarman) were paid entirely in cash, based on the considerations described below.

Marcos Alvarado.

Mr. Alvarado joined us in January 2018 as chief investment officer, and was promoted to president in June. Mr. Alvarado has been charged with overseeing originations and driving growth across iStar's diversified $5 billion investment portfolio, with special focus on the development of the ground lease sector. Mr. Alvarado's significant achievements during 2018 included:

o
Our investment team, under Mr. Alvarado's leadership, originated over $800 million in new investments (commitments).

o
Mr. Alvarado was a primary driver of the significant growth of the ground lease activity for both iStar and SAFE during 2018. This included 79% growth in SAFE's investment portfolio. Our focus on the ground lease sector has led us to make an additional $250 million investment in SAFE and modify our management agreement so that it aligns our interests, as a SAFE investor and manager, with the successful growth of SAFE's business.

o
As a member of our senior executive team, Mr. Alvarado provides insightful leadership as we have redefined our strategic focus across several functions, including investment originations, legacy asset sales and monetizations, and restructuring our corporate organization.

In recognition of his significant contributions and accomplishments during 2018, Mr. Alvarado was awarded an AIP bonus in the amount of $1.9 million.

Nina Matis.

Ms. Matis has served as a key member of our senior executive leadership team for more than 20 years. In recognition of Ms. Matis' outstanding performance of her core responsibilities as vice chairman and chief legal officer during 2018, including strategic leadership, oversight and management of our investment and

39 | iStar Inc. 2019 Proxy Statement	CD&A 2018 Compensation Program

financing transactions, operational responsibilities, and oversight of litigation and other legal matters, she was awarded an AIP bonus in the amount of $1.175 million.

Andrew Richardson.

Mr. Richardson joined us in March 2018 as president, land and development, and chief financial officer. Mr. Richardson's outstanding performance during 2018 included the following significant achievements:

o
Strategic evaluation and monetization of our legacy portfolio, including $736 million in asset sales, which decreased the balance of our legacy assets from 35% to 20% of our total portfolio;

o
An upgrade in our corporate credit rating by Moody's;

o
Execution of an upsized $650 million senior secured term loan and a $228 million asset level financing that generated liquidity, reduced our costs, and extended duration; and

o
Strategic leadership and management of our finance and accounting functions.

In recognition of these achievements, Mr. Richardson was awarded an AIP bonus in the amount of $650,000, which is a prorated amount of the AIP bonus specified under the terms of Mr. Richardson's employment offer.

Long-Term Incentive Compensation—iPIP

Long-term incentive compensation for the NEOs in 2018 was delivered primarily through the iPIP, which was approved by shareholders in 2013. The ultimate value of awards under the iPIP is directly tied to the performance of our assets and investments, as well as our relative TSR performance.

iPIP investment pools

Under the iPIP, every other year we designate an investment pool consisting of assets and investments that iStar originates in the succeeding two-year period. The performance of each pool is measured on an ongoing basis during the life of the investments in the pool. Three iPIP investment pools have been designated since the iPIP was established—for investments originated in 2013-2014, 2015-2016, and 2017-18. We have designated a new iPIP investment pool for investments that will be originated in 2019 –2020.

Points in iPIP pools

We grant participation interests, or points, in each iPIP pool, primarily to senior executives and select professionals engaged in our investment activities. In 2018, the Compensation Committee awarded points in the 2017-2018 iPIP pool.

iPIP points vest over a six-year period—40% after the initial two years, and 15% at the end of each of the next four years, provided the recipient is still employed at iStar. Vesting occurs even if the pool has not yet reached the payout stage (described below). However, no payouts are made on vested points unless and until the performance criteria have been met.

The values of iPIP points shown in the Summary Compensation Table are based upon the fair value on the date the points are granted, but for participants the realizable value of iPIP points at the time they are granted is zero. The ultimate value participants may realize from their iPIP points, if any, depends on how well the investments in the iPIP pool perform over time, and that depends on a number of performance tests.

40 | iStar Inc. 2019 Proxy Statement	CD&A 2018 Compensation Program

How iPIP payouts are determined

The performance of investments in an iPIP pool are measured over time. Net cash generated by pool investments is applied in the following order:

  1.
  Repay interest expense based on actual asset-specific debt and, for those investments where there is no asset-specific debt, interest expense allocated to assumed debt capital based on our corporate leverage rate

  2.
  Pay iStar a preferred return on equity capital (9% for all current pools)

  3.
  Repay actual asset-specific debt or assumed debt capital

  4.
  Repay iStar's invested capital in excess of the assumed debt capital

  5.
  Pay the iPIP pool until it receives 20% of all profits

  6.
  Pay 80% of all remaiing profits to iStar and 20% of all remaining profits to the iPIP pool

Payouts to iPIP participants from an iPIP pool are subject to a further adjustment based on our TSR for a period commencing January 1, 2013, the year the iPIP was adopted: if the TSR on our common stock underperforms the TSR of two selected market indices, the amount paid out to iPIP participants from an iPIP pool will be reduced by the percentage of such underperformance.

Payments of available funds in an iPIP pool are made to participants to the extent their iPIP points are vested. Distributions are not paid out with respect to unvested points; these amounts are retained in the iPIP pool, to be paid out to participants when those points vest, subject to adjustment based on our TSR performance through the vesting date.

41 | iStar Inc. 2019 Proxy Statement	CD&A 2018 Compensation Program

The following diagram shows how cash generated by iPIP pool investments is applied and distributions are paid out to iPIP participants:

iPIP points awarded in 2018

In February and March 2018, the Compensation Committee awarded the following points in the 2017-2018 iPIP pool (out of approximately 58 points that had not been previously awarded) to our named executive officers. The awards to Mr. Sugarman and Ms. Matis were granted in recognition of their service and

42 | iStar Inc. 2019 Proxy Statement	CD&A 2018 Compensation Program

performance during 2017. The awards to Mr. Alvarado and Mr. Richardson were awarded in connection with their hiring by iStar.

Executive	2017-2018 iPIP Points Awarded in 2018	Grant Date Value(1)	Total 2017-2018 iPIP Points Owned Following 2018 Awards

Jay Sugarman	20.00	$5,000,000	40.00

Nina Matis	1.56	$390,000	5.00

Marcos Alvarado	12.50	$3,125,000	12.50

Andrew Richardson(2)	2.00	$500,000	2.00

Geoffrey Jervis(3)	2.20	$550,000	3.00

(1)
The executives realized no value and recognized no income at the time these awards were granted. As described above, actual payments will be made to the executives only if meaningful performance hurdles are achieved by iStar's investments and long vesting periods are satisfied. In addition, iPIP payouts will be reduced if our TSR underperforms.

(2)
Mr. Richardson was also granted an award of restricted stock units (Units) under the LTIP in 2018 in connection with his hiring by iStar. For more information, see the "Grants of Plan-Based Awards" table on page 53.

(3)
A portion of Mr. Jervis' iPIP points were forfeited when his employment with iStar ended on March 30, 2018.

iPIP distributions paid in 2018

The 2013-2014 iPIP pool was established on January 1, 2013. As of December 31, 2017, the investments in that pool had generated net cash sufficient to repay interest expense on actual asset-specific leverage and interest allocated to debt capita based on our corporate leverage rate, pay the preferred hurdle rate of 9% on iStar's invested equity, repay actual asset-specific debt or assumed debt capital, and return iStar's invested equity capital. In accordance with the terms of the iPIP, during 2018, the investment returns over and above these performance thresholds were allocated to the 2013-2014 iPIP pool until it received 20% of all profits. Thereafter, investment returns were allocated 80% to iStar and 20% to the iPIP pool on a quarterly basis.

After taking into account appropriate downward adjustments because iStar's TSR since January 1, 2013, was below the average of the medians of the two benchmark indices, the first distributions were paid out from the 2013-2014 iPIP pool to participants holding vested points, including distributions to the named executive officers as shown below. The 2013-2014 iPIP points held by Mr. Sugarman were granted to him in May 2014 and the iPIP points held by Ms. Matis were granted to her in installments between 2014 and 2017. No amounts were realized by or paid to participants, including our named executive officers, on these 2013-2014 iPIP points until 2018. These distribution payments reflect the performance of investments in the 2013-2014 iPIP pool over a five-year period, and were earned by participants over a six-year vesting period.

Executive	Total distributions in respect of vested 2013-2014 iPIP points during 2018(1)

Jay Sugarman	$7,902,767

Nina Matis	$2,514,517

Marcos Alvarado	0

Andrew Richardson	0

Geoffrey Jervis	0

(1)
These distributions were paid 50% in cash and 50% in shares of our common stock, net of applicable tax withholdings.

43 | iStar Inc. 2019 Proxy Statement	CD&A 2018 Compensation Program

Advantages of the iPIP structure

The iPIP has many features that benefit all of iStar's shareholders.

First, the assets and investments in an iPIP pool must perform well before our executives receive any payout for their points. Even if the assets and investments do perform well, payouts will be reduced if iStar's TSR underperforms benchmark indices.

Second, the iPIP program is structured to be similar to compensation programs offered by other investment platforms (including real estate funds, hedge funds, and private equity firms) to their executives. We can only compete for the best executive talent because we offer competitive incentive opportunities.

Third, the iPIP instills a long-term mindset. Points vest over the course of six years, and iPIP pools must perform successfully over the long term to satisfy the performance tests that are preconditions to any payout.

Finally, to promote alignment of our executives' interests with those of our shareholders, iPIP payouts are divided equally between shares of our common stock and cash. (However, if and to the extent there are insufficient shares available for issuance under the 2009 LTIP, iPIP payouts may be made in cash.)

2009 Long-Term Incentive Plan

As noted above, the iPIP is intended to serve as the primary vehicle for providing long-term incentive compensation to our named executive officers, other senior executives, and investment professionals. However, as deemed appropriate, we will also grant equity-based awards under the 2009 LTIP. These awards typically are in the form of restricted stock units (Units) that entitle the holder to receive an equivalent number of shares of our common stock if and when the Units vest.

In 2018, in connection with his hiring by iStar, Mr. Richardson was granted a long-term incentive equity-based award under the 2009 LTIP in the form of restricted stock units. The first installment of these Units vested immediately, and the remaining Units will vest in equal annual installments over a four-year period if Mr. Richardson remains employed on the vesting date. Dividends will accrue but will not be paid unless and until the Units vest and are settled. In addition, during 2018, Ms. Matis and Mr. Jervis (who left iStar on March 31, 2018) were granted awards of shares of our common stock as part of their respective annual incentive awards for services rendered in 2017. These shares were fully vested but subject to trading restrictions for specified periods. See the "Grants of Plan-Based Awards" table on page 53.

44 | iStar Inc. 2019 Proxy Statement	CD&A 2018 Compensation Program

Risk and Compensation

We believe that both the company and our individual employees should focus on identifying, pricing, managing, and monitoring risk, with the objective of achieving attractive, long-term, risk-adjusted returns for our shareholders. Our compensation program is designed to support and motivate our employees in achieving this objective without encouraging excessive risk-taking. We believe the following attributes contribute to an executive compensation program that does not create risks that are reasonably likely to have a material adverse effect on iStar.

Appropriate pay mix. We rely on an assortment of compensation elements—both fixed and variable, cash and equity-based, and short- and long-term—to ensure our executives focus on objectives that help us achieve our business plans and create alignment with long-term shareholder interests.

Focus on long-term performance-based compensation. A significant portion of the compensation we pay our senior executives consists of long-term incentive awards that vest over multiple years. These awards will not pay out until iStar earns a complete return of our invested capital, as well as actual or imputed interest and a preferred return hurdle rate, and any payouts are subject to reduction if our total shareholder return is below market.

iStar executives are also shareholders. Our NEOs, other executive officers, and directors must comply with rigorous stock ownership guidelines.

Reduced incentive for misconduct. Our clawback policy allows us to recover incentive compensation paid to an executive in the event such executive's fraud, willful misconduct, or violation of a company policy leads to a restatement of our financial statements or negative revision of a financial measure used to determine that incentive compensation.

No hedging or pledging. Our executives and directors are prohibited from engaging in transactions that hedge the risk of owning iStar common stock. In addition, directors, officers, and other employees may not pledge our securities as collateral for a loan or hold iStar securities in a margin account except with prior approval in accordance with guidelines approved by our board from time to time.

No guaranteed employment. We have no employment agreements with executive officers. All of our executives are employed on an "at will" basis and may be terminated with or without cause at any time. Similarly, our executives have no "golden parachute" or "golden coffin" arrangements.

Taken as a whole, our compensation arrangements reward executives for appropriately identifying and managing risks, but provide no guaranteed "safety net" if they are ineffective in doing so. Moreover, the structure of our incentive compensation program ensures that any loss of value to our shareholders is shared by management.

45 | iStar Inc. 2019 Proxy Statement	CD&A Risk and Compensation

Compensation Governance

In addition to structuring our compensation programs with objective, predetermined goals, and providing for direct oversight by our Compensation Committee, we employ a number of features to enhance our compensation governance, as described below.

Stock Ownership Guidelines

Our non-employee directors, executive officers, and other senior officers are expected to maintain equity ownership interests having at least minimum prescribed values. Our ownership guidelines, which were doubled as of 2018, are as follows:

For purposes of these stock ownership guidelines, unvested time-based Units granted under the 2009 LTIP are counted. Non-employee directors and officers have five years from the date they are elected to the board or appointed to an officer position, as the case may be, to satisfy the ownership guidelines. All of our non-employee directors and named executive officers are in compliance with the guidelines.

Clawback Policy

We have a "clawback" policy that is reflected in the provisions of our incentive compensation awards. If we determine that an employee has engaged in fraud, willful misconduct, or violation of a company policy, and we further determine that misconduct caused or contributed to a material restatement or adjustment of iStar's financial results within two years after the period presented, or caused a material negative revision of a financial measure used to determine incentive compensation, the Compensation Committee will review performance-based compensation awarded to that employee and, if appropriate, seek recoupment of an appropriate portion of such award.

Prohibition on Hedging Transactions

We have adopted a policy that prohibits directors, officers, and other employees from trading in financial instruments or engaging in transactions involving our securities that are designed to hedge or offset the risks of price fluctuations. Examples of prohibited transactions are collars or forward sale contracts, puts, calls or other exchange-traded options, and short sales of our shares.

Prohibition on Pledged Securities and Margin Accounts

We prohibit directors, officers, and other employees from pledging our securities as collateral for a loan or holding iStar securities in a margin account, except with prior approval in accordance with guidelines approved by our board from time to time. Exceptions may be granted and approval given on a case-by-case basis in circumstances where an individual clearly demonstrates the financial capacity to meet a margin call or repay the loan without resort to the pledged shares, where the value of the pledged shares or shares held in a margin account is not significant in comparison to the individual's total ownership of our shares, or where the aggregate number of pledged shares by all insiders is not significant compared to our total outstanding shares.

46 | iStar Inc. 2019 Proxy Statement	CD&A Compensation Governance

"Double Trigger" Change-in-Control Provision for Long-Term Incentive Compensation

All long-term incentive compensation awards for our executive officers include a "double trigger" change-in-control provision, meaning that a change in control of iStar will not alone cause any acceleration of vesting of those awards. Only if a change-in-control transaction is followed by termination (or effective termination) of the executive's employment, such as a material reduction in position, responsibilities, compensation, or other significant terms of employment, will the incentive compensation awards continue to vest, either in full or on a prorated basis.

Tax Considerations

Section 162(m) of the Internal Revenue Code generally limits tax deductibility of compensation paid by a public company to its chief executive officer and certain other highly compensated executive officers to $1 million annually. Prior to enactment of the Tax Cuts and Jobs Act in November 2017, Section 162(m) included an exception for performance-based compensation that meets specific requirements. This exception has now been repealed, subject to certain grandfathered exceptions, which means employers generally lose the deduction for compensation to covered executives in excess of $1 million. Notwithstanding the loss of the exception for performance-based compensation, the Compensation Committee generally intends to continue to utilize the grandfathering rule under the Tax Cuts and Jobs Act where available. However, the Compensation Committee reserves the right to pay nondeductible compensation.

Executive Officer Biographies

Information about Jay Sugarman, our chairman and chief executive officer, appears above under the heading "Election of Directors."

Nina Matis	vice chairman (and chief legal officer until March 11, 2019)

Age: 71

Ms. Matis has been a key member of our executive team for more than 20 years. On March 11, 2019, we announced Ms. Matis' retirement as chief legal officer. She will remain on the executive team as vice chairman until July 1, 2019, to oversee a smooth transition. Ms. Matis has served as vice chairman since January 2018. She served as our chief legal officer from 2009 to 2019, as our chief investment officer from 2007 to 2018, as our general counsel from 1996 to 2009, and as executive vice president from 1999 to 2017. Her core responsibilities include overseeing key corporate legal decisions and litigation strategy, helping shepherd strategic initiatives across multiple functions, and helping develop succession talent.

Ms. Matis previously was a partner in the law firm of Katten Muchin Rosenman LLP. She formerly served as a director of New Plan Excel Realty Trust, Inc. She is president of the board of directors of Signature Theater Company; a director of Thomas Cole House, a national historic landmark that includes the home and studio of painter Thomas Cole; and a director of National Partnership for Women & Families.

47 | iStar Inc. 2019 Proxy Statement	CD&A Executive Officer Biographies

Marcos Alvarado	president and chief investment officer

Age: 38

Mr. Alvarado joined iStar as chief investment officer at the beginning of 2018 and was promoted to president in June 2018. As chief investment officer, he is responsible for overseeing originations and driving growth across iStar's diversified $5 billion investment portfolio. Throughout his career, Mr. Alvarado has closed more than $25 billion of investments across all parts of the capital structure. He was previously head of acquisitions & business operations for Cadre, a technology-enabled real estate investment platform; a managing director at Starwood Capital; and a vice president in Lehman Brothers' Global Real Estate Group. He started his career in Morgan Stanley's commercial mortgage-backed securities group.

Andrew C. Richardson	president, land and development, and chief financial officer

Age: 52

Mr. Richardson returned to iStar in March 2018. He has primary responsibility for leading a focused portfolio of longer-term land and development assets as part of our ongoing efforts to monetize and efficiently manage our land and operating property portfolio. He has significant public company experience in the real estate finance and land development sectors. He most recently served as chief financial officer of The Howard Hughes Corporation, one of the largest land development companies in the United States, and previously served as chief financial officer of Northstar Realty Finance Corp., an NYSE-listed real estate finance company. Prior to Northstar, Mr. Richardson served as an executive vice president and head of capital markets at iStar.

48 | iStar Inc. 2019 Proxy Statement	CD&A Executive Officer Biographies

Compensation Committee Report

In connection with our oversight of the compensation programs of iStar Inc., we, the members of the Compensation Committee listed below, have reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement. Based upon this review and discussion, the Compensation Committee has recommended to iStar's board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in iStar's 2018 annual report on Form 10-K.

Submitted by the Compensation Committee:

Robert W. Holman, Jr. (Chairman)
Robin Josephs
Barry W. Ridings

49 | iStar Inc. 2019 Proxy Statement

Chief Executive Officer Pay Ratio

For 2018, the ratio of the annual total compensation of Mr. Sugarman, our CEO, to the median of the annual total compensation of all of our employees other than our CEO ("Median Annual Compensation") was 35 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K using the data summarized below. For purposes of this disclosure, we refer to the employee who received Median Annual Compensation as the "Median Employee." The date used to identify the Median Employee was December 31, 2018.

To identify the Median Employee, we first determined our employee population as of December 31, 2018. On that date, iStar and our consolidated subsidiaries collectively had 166 employees. This number includes both full-time and part-time employees, but not independent contractors or "leased" workers. We then measured compensation for the period beginning on January 1, 2018, and ending on December 31, 2018, for these employees. This compensation measurement was calculated by totaling, for each employee, gross taxable earnings, including salary and bonuses and other compensation as shown in our payroll and human resources records for 2018. We annualized compensation for any employee who worked for less than the full year.

For purposes of calculating this ratio, we used the total compensation of $6,011,793 reported for Mr. Sugarman in the Summary Compensation Table for 2018. Median Annual Compensation for 2018 was $171,204. This amount was calculated by totaling all applicable elements of compensation for our Median Employee for 2018 in accordance with Item 402(c)(2)(x) of Regulation S-K.

50 | iStar Inc. 2019 Proxy Statement

Summary Compensation Table

The following table and the accompanying footnotes set forth compensation information for the past three years for our named executive officers who served during 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(1)	Total ($)

Jay Sugarman	2018	$1,000,000	$—	$5,000,000	(2)	$—	(3)	$11,793	$6,011,793
Chairman and	2017	1,000,000	—	3,640,000	(2)	1,000,000	(5)	12,142	5,652,142
Chief Executive Officer	2016	1,000,000	—	2,913,872	(2)	—	(3)	11,331	3,925,203

Marcos Alvarado	2018	490,530	—	3,125,000	(4)	1,900,000	(5)	10,470	5,526,000
President and	2017	—	—	—		—		—	—
Chief Investment Officer	2016	—	—	—		—		—	—

Nina Matis	2018	500,000	—	690,000	(2)(6)	1,175,000	(5)	10,595	2,375,595
Vice Chairman and	2017	500,000	—	1,152,080	(2)	1,950,000	(5)	18,989	3,621,069
Chief Legal Officer	2016	500,000	—	919,847	(2)	1,056,250	(5)	15,699	2,491,796

Andrew Richardson (since 03/30/18)	2018	376,894	—	1,517,000	(4)	650,000	(5)	9,655	2,553,549
President, Land and Development,	2017	—	—	—		—		—	—
and Chief Financial Officer	2016	—	—	—		—		—	—

Geoffrey Jervis	2018	125,000	—	650,000	(2)(6)	—		178,808	953,808
(through 3/30/18)	2017	500,000	—	964,600	(2)	2,900,000	(5)	10,967	4,375,567
Chief Operating Officer and Chief
Financial Officer	2016	272,727	—	1,271,125	(7)	450,000	(5)	1,042	1,994,894

(1)
Amounts reported in the "All Other Compensation" column include our matching contributions to the accounts of our named executive officers in our 401(k) Plan and additional compensation attributable to certain life and disability insurance premiums. Amounts reported in the "All Other Compensation" column for 2018 for Mr. Jervis also include amounts paid with respect to premiums (grossed up for applicable taxes) for health insurance continuation coverage for 24 months in connection with his departure as our chief operating officer and chief financial officer in March 2018.

(2)
Our performance-based iPIP awards, which vest over six years, are reported in the "Stock Awards" column. Amounts reported in this column include the dollar value of iPIP points granted in the year listed. The executives realized no value and did not receive income at the time these awards were granted. Actual payments will be made to the executives in respect of these awards only if meaningful performance hurdles are achieved by iStar's investments and long vesting periods are satisfied. In addition, iPIP payouts will be reduced if our TSR underperforms.

The values of the iPIP awards are based on the grant date fair value calculated in accordance with FASB ASC Topic 718 (without regard to forfeitures) based on various assumptions with respect to forecasted investment originations, expected realization dates of investments (including maturities or sale dates), asset-specific leverage, corporate leverage, investment returns, credit losses, and other relevant factors. These assumptions are subject to risks and uncertainties that may cause actual results or outcomes to differ materially. Refer to Note 14 of our consolidated financial statements in our 2018 10-K Report for further details.

Amounts reported in the "Stock Awards" column for 2018 include the dollar value of iPIP points granted in 2018 to our named executive officers in the 2017-2018 iPIP compensation pool.

Amounts reported in the "Stock Awards" column for 2017 include the dollar value of iPIP points granted in 2017 to our named executive officers in the 2013-2014 iPIP pool, the 2015-2016 iPIP pool, and/or the 2017-2018 iPIP pool.

Amounts reported in the "Stock Awards" column for 2016 include the dollar value of iPIP points granted in 2016 to the named executive officers in the 2013-2014 iPIP pool and/or the 2015-2016 iPIP pool.

(3)
No annual incentive awards were paid to Mr. Sugarman under our AIP for services in 2018 and 2016.

(4)
Amounts reported in the "Stock Awards" column for 2018 for Mr. Alvarado include the dollar value of iPIP points in the 2017-2018 iPIP pool granted to Mr. Alvarado on commencement of his employment on January 8, 2018, based on the grant date fair value of such awards calculated in accordance with FASB ASC Topic 718.

51 | iStar Inc. 2019 Proxy Statement

Amounts reported in the "Stock Awards" column for 2018 for Mr. Richardson include the dollar value of LTIP awards and iPIP points in the 2017-2018 iPIP pool granted to Mr. Richardson on commencement of his employment on March 30, 2018, based on the grant date fair value of such awards calculated in accordance with FASB ASC Topic 718. The fair value of the time-based Units was calculated based upon the share price at the date of grant. Refer to Note 14 of our consolidated financial statements in our 2018 10-K Report for further details.

(5)
Amounts reported in the "Non-Equity Incentive Plan Compensation" column include cash awards paid under our AIP to our named executive officers. Pursuant to the SEC's disclosure rules and regulations, cash bonuses paid under the AIP are reported under the "Non-Equity Incentive Plan Compensation" column for the year in which services were performed.

(6)
Amounts reported in the "Stock Awards" column for 2018 for Ms. Matis and Mr. Jervis include shares of our common stock issued in 2018 as part of their respective annual incentive awards for services rendered in 2017. These shares were fully vested but subject to sales restrictions for specified periods.

(7)
Amounts reported in the "Stock Awards" column for 2016 for Mr. Jervis include the dollar value of LTIP awards and the dollar value of points in the 2015-2016 iPIP pool granted to Mr. Jervis on commencement of his employment on June 15, 2016, based on the grant date fair value of such awards calculated in accordance with FASB ASC Topic 718. The fair value of the time-based Units was calculated based upon the share price at the date of grant. A portion of Mr. Jervis' iPIP points were forfeited when his employment with iStar ended.

52 | iStar Inc. 2019 Proxy Statement	Summary Compensation Table

Grants of Plan-Based Awards

The following table includes information on plan-based awards granted to our named executive officers who served during 2018.

	Grant	Estimated Future Payouts Under Non-Equity Incentive Plan Awards	Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or		Grant Date

Name	Date	Target (#)	Threshold (#)	Target (#)		(#)	Units (#)		Fair Value ($)

Jay Sugarman	2/28/18	(3)			(4)				5,000,000	(1)

Marcos Alvarado	1/8/18	(3)			(4)				3,125,000	(1)

Nina Matis	2/28/18	(3)					29,703	(5)	300,000	(2)
	2/28/18				(4)				390,000	(1)

Andrew Richardson	3/30/18	(3)			(4)		100,000	(6)	1,017,000	(2)
	3/30/18								500,000	(1)

Geoffrey Jervis	2/28/18	(3)					9,901	(5)	100,000	(2)
	2/28/18				(4)				550,000	(1)

(1)
Amounts reported in the "Grant Date Fair Value" column include the dollar values of iPIP points granted to our named executive officers based on the grant date fair value as determined for accounting purposes. As described elsewhere in this proxy statement, the executives realized no value and did not receive income at the time these awards were granted. Payouts from an iPIP compensation pool to iPIP participants are not expected to commence for several years, and depend on many unknown variables. Further, iPIP participants generally are subject to a six-year vesting period. The fair values of the iPIP points were calculated as of the grant date based on various assumptions with respect to forecasted investment originations, expected realization dates of investments (including maturities or sale dates), asset-specific leverage, corporate leverage, investment returns, credit losses, and other relevant factors. These assumptions are subject to risks and uncertainties that may cause actual results or outcomes to differ materially. Refer to Note 14 of our consolidated financial statements in our 2018 10-K Report for further details.

(2)
Amounts reported in the "Grant Date Fair Value" column also include the dollar value of LTIP awards granted to our named executive officers or fully-vested shares of our common stock issued subject to 18-month trading restrictions based on the grant date fair value of such awards calculated in accordance with FASB ASC Topic 718 (without regard to forfeitures). The fair values of the time-based Units or restricted shares were calculated based upon the share price at the date of grant. Refer to Note 14 of our consolidated financial statements in our 2018 10-K Report for further details.

(3)
As described more fully in "Compensation Discussion and Analysis-Annual Incentive Awards," at the beginning of each year, the Compensation Committee establishes a performance measure and determines the target amount for our total annual incentive pool. The total annual incentive pool is funded after year-end based on how we perform compared to the designated performance measure. Individual employees' payouts from the pool are determined on a discretionary basis by the Compensation Committee. There are no Threshold, Target or Maximum payout amounts established under the annual incentive award program.

(4)
The 2018 allocations of iPIP points for our chief executive officer and our other named executive officers for the 2017-2018 iPIP pool were as follows: Mr. Sugarman-20.00 points (20.00% of the authorized points in 2017-2018 iPIP pool); Mr. Alvarado-12.50 points (12.50% of the authorized points in 2017-2018 iPIP pool); Ms. Matis-1.56 points (1.56% of the authorized points in 2017-2018 iPIP pool); Mr. Richardson-2.00 points (2.00% of the authorized points in 2017-2018 iPIP pool); and Mr. Jervis 2.2 points (2.2% of the authorized points in 2017-2018 iPIP pool). A portion of Mr. Jervis' iPIP points were forfeited when his employment with iStar ended. There are no Threshold, Target or Maximum payout amounts established under the iPIP.

(5)
These awards are fully-vested shares of our common stock granted to these named executive officers subject to trading restrictions.

(6)
This award includes 20,000 fully-vested shares of our common stock and 80,000 Units that will vest over four years in equal installments on the anniversary of Mr. Richardson's employment date if Mr. Richardson remains employed by iStar on the vesting dates.

53 | iStar Inc. 2019 Proxy Statement

Outstanding Equity Awards

The following table shows all outstanding equity awards at the end of 2018 held by our named executive officers who served during 2018, which include unvested iPIP points and unvested Units.

Outstanding Equity Awards at Fiscal 2018 Year-End

	Stock Awards

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Jay Sugarman			(2)	21,909,333(2)

Marcos Alvarado			(2)	2,312,500(2)

Nina Matis			(2)	4,756,483(2)

Andrew Richardson	80,000(3)	733,600	(2)	370,000(2)

Geoffrey Jervis	11,667(4)	106,986	(2)	926,000(2)

(1)
The market value of unvested Units is calculated by multiplying the number of Units by $9.17, the closing market price of our common stock on December 31, 2018.

(2)
2018 iPIP Allocations

The allocations of iPIP points in the 2017-2018 iPIP pool granted during 2018 for our named executive officers were as follows:

Mr. Sugarman—20.0 points (20% of the points in the 2017-2018 iPIP pool)
Mr. Alvarado—12.5 points (12.5% of the points in the 2017-2018 iPIP pool)
Ms. Matis—1.56 points (1.56% of the points in the 2017-2018 iPIP pool)
Mr. Richardson—2.00 points (2.00% of the points in the 2017-2018 iPIP pool)
Mr. Jervis—2.2 points (2.2% of the points in the 2017-2018 iPIP pool). In accordance with our agreement with Mr. Jervis, 1.32 of these points were forfeited effective 3/30/18 when his employment ended and 0.88 points remained outstanding and vested on 1/1/19.

2017 iPIP Allocations

The allocations of iPIP points in the 2017-2018 iPIP pool granted during 2017 for our named executive officers were as follows:

Mr. Sugarman—20.0 points (20% of the points in the 2017-2018 iPIP pool)
Ms. Matis—3.44 points (3.44% of the points in the 2017-2018 iPIP pool)
Mr. Jervis—5.3 points (5.3% of the points in the 2017-2018 iPIP pool). In accordance with our agreement with Mr. Jervis, 3.18 of these points were forfeited effective 3/30/18 when his employment ended and 2.12 points remained outstanding and vested on 1/1/19.

The allocations of iPIP points in the 2015-2016 iPIP pool granted during 2017 for our named executive officers were as follows:

Ms. Matis—2.0 points (2.0% of the points in the 2015-2016 iPIP pool)
Mr. Sugarman and Mr. Jervis did not receive any allocations in the 2015-2016 iPIP pool during 2017.

The allocations of iPIP points in the 2013-2014 iPIP pool granted during 2017 for our named executive officers were as follows:

Ms. Matis—1.5 points pool (1.5% of the points in the 2013-2014 iPIP pool)
Mr. Sugarman and Mr. Jervis did not receive any allocations in the 2013-2014 iPIP pool during 2017.

2016 iPIP Allocations

The allocations of iPIP points in the 2015-2016 iPIP pool granted during 2016 for our named executive officers were as follows:

Mr. Sugarman—20.0 points (20% of the points in the 2015-2016 iPIP pool)
Ms. Matis—3.5 points (3.5% of the points in the 2015-2016 iPIP pool)
Mr. Jervis—2.5 points (2.5% of the points in the 2015-2016 iPIP pool). In accordance with our agreement with Mr. Jervis, 0.75 of these points were forfeited effective 3/31/18 when his employment ended, and 1.375 previously-vested points remained outstanding and 0.375 points vested on 1/1/19.

54 | iStar Inc. 2019 Proxy Statement

The allocations of iPIP points in the 2013-2014 iPIP pool granted during 2016 for our named executive were as follows:

Ms. Matis—2.0 iPIP (2.0% of the authorized points in the 2013-2014 iPIP pool)
Mr. Sugarman and Mr. Jervis did not receive any allocations in the 2013-2014 iPIP pool during 2016.

2015 iPIP Allocations

The allocations of iPIP points in the 2015-2016 iPIP pool granted during 2015 for our named executive officers were as follows:

Mr. Sugarman—20.0 points (20% of the points initially authorized in the 2015-2016 iPIP pool)
Ms. Matis—3.5 points (3.5% of the points in the 2015-2016 iPIP pool)

The allocations of iPIP points in the 2013-2014 iPIP pool granted during 2015 for our named executive officers were as follows:

Ms. Matis—2.0 points (2.0% of the points in the 2013-2014 iPIP pool)

2014 iPIP Allocations

The allocations of iPIP points in the 2013-2014 iPIP pool granted during 2014 for our named executive were as follows:

Mr. Sugarman—44.0 points (44% of the points in the 2013-2014 iPIP pool)
Ms. Matis—8.5 points (8.5% of the points in the 2013-2014 iPIP pool)

The terms of the iPIP, including compensation benefits that may be payable to participants, are described elsewhere in this proxy statement in "Compensation Discussion and Analysis—Long-Term Incentive Compensation—iPIP." The estimated fair values of iPIP Points were calculated as of December 31, 2018, based on various assumptions with respect to forecasted investment originations, expected realization dates of investments (including maturities or sale dates), asset-specific leverage, corporate leverage, investment returns, credit losses, and other relevant factors. These assumptions are subject to risks and uncertainties that may cause actual results or outcomes to differ materially. Refer to Note 14 of our consolidated financial statements in our 2018 10-K Report for further details. Amounts shown for Mr. Sugarman and Ms. Matis that represent estimated fair values of Points in the 2013-2014 iPIP pool are net of amounts distributed to them during 2018 in respect of vested 2013-2014 iPIP points, which were paid 50% in cash and 50% in shares of our common stock, net of applicable tax withholdings.

(3)
Mr. Richardson was granted 100,000 Units on March 30, 2018. 20,000 Units vested immediately and 80,000 Units will vest in four equal annual installments if he remains employed by iStar on the vesting dates.

(4)
Mr. Jervis was granted Units in 2016, the final installment of which vested on January 1, 2019 in accordance with our agreement with him.

Stock Vested in Fiscal 2018

The following table presents information for our named executive officers relating to stock awards that vested during 2018.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Nina Matis(1)	29,703	$300,000

Andrew Richardson(2)	20,000	$203,400

Geoffrey Jervis(3)	29,901	$318,600

(1)
Ms. Matis received 13,895 net shares upon vesting of these awards, after deduction of shares withheld by us to cover associated tax liabilities.

(2)
Mr. Richardson received 14,525 net shares upon vesting of these awards, after deduction of shares withheld by us to cover associated tax liabilities.

(3)
Mr. Jervis received 16,743 net shares upon vesting of these awards, after deduction of shares withheld by us to cover associated tax liabilities.

The 2013-2014 iPIP pool was established on January 1, 2013. As of December 31, 2017, the investments in that pool had generated net cash sufficient to repay the allocated debt, pay the preferred hurdle rate of 9% on iStar's invested equity, and return iStar's invested equity. In accordance with the terms of the iPIP, during 2018, the investment returns over and above these performance thresholds were allocated 80% to iStar and 20% to the iPIP pool on a quarterly basis. After taking into account appropriate downward adjustments because iStar's TSR was below the average of the medians of the two benchmark indices, the first distributions were paid out from the 2013-2014 iPIP pool to participants, whose points were 85% vested at the time of such distributions.

55 | iStar Inc. 2019 Proxy Statement	Outstanding Equity Awards Stock Vested in Fiscal 2018

The following table presents information relating to amounts funded to the 2013-2014 iPIP pool that were distributed during 2018 to our named executive officers who are participants in that iPIP pool. The 2013-2014 iPIP points held by Mr. Sugarman were granted to him in May 2014 and the iPIP Points held by Ms. Matis were granted to her in installments between 2014 and 2017. No amounts were realized by or paid to participants, including our named executive officers, on these 2013-2014 iPIP points until 2018. These distribution payments reflect the performance of investments in the 2013-2014 iPIP pool over a five-year period and were earned by participants over a six-year vesting period. Such distributions were paid 50% in cash and 50% in shares of fully-vested common stock, net of applicable tax withholdings, based on 85% vesting of iPIP points at the time of such distributions.

	Equity Incentive Plan Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Jay Sugarman	347,448	$7,902,767

Nina Matis	110,551	$2,514,517

(1)
"Value Realized on Vesting" includes the combined value of the cash and shares distributed to the named executive officers during 2018 in respect of their points in the 2013-2014 iPIP pool. Mr. Sugarman received 175,557 net shares upon vesting of the common stock, after deduction of shares withheld by us to cover associated tax liabilities. Ms. Matis received 51,717 net shares upon vesting of the common stock, after deduction of shares withheld by us to cover associated tax liabilities.

No Pension or Deferred Compensation

We do not maintain any tax-qualified defined benefit plans, supplemental executive retirement plans, or similar plans for which information is required to be reported in a pension benefits table. Similarly, we do not maintain any non-qualified deferred compensation plans for which information is required to be reported.

Employment Agreements with Executive Officers

We do not have employment agreements with any of our named executive officers.

Change-in-Control, or Similar Arrangements

We do not maintain any severance, change-in-control, or similar programs or arrangements that provide for payments to our named executive officers following termination of employment or a change in control of iStar, except as described in this section. In addition, none of our named executive officers are party to any "single trigger" change-in-control arrangements that provide for compensation (including accelerated vesting of stock awards) in the event of a change in control. All long-term incentive compensation awards and other arrangements for our named executive officers include a "double trigger" change-in-control provision, meaning that a change in control of iStar will not alone cause any acceleration of vesting of the incentive compensation awards. Vesting and payment of incentive compensation awards will not change unless the change-in-control transaction is followed by termination of the recipient's employment or effective termination, such as material reduction in position, responsibilities, compensation, or other significant terms of employment.

The iPIP and the terms of applicable award agreements granted to our named executive officers include certain provisions relating a termination of employment. Except as described below, all unvested iPIP points will be forfeited upon a termination of employment.

Termination for cause.    If a participant's employment is terminated for "cause" (as defined in the iPIP), then all iPIP points, whether vested or unvested, will be forfeited.

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Termination due to death or disability.    If a participant's employment is terminated due to death or disability, then the participant's number of vested iPIP points will be increased as of the date of such termination to the next vesting level. For example, if the participant was not yet vested in any points at the time of such termination, the participant's vested points will be increased to 40%. If there had been such a termination on December 31, 2018, the vested points of our named executive officers would have increased to the following amounts: Mr. Sugarman—44.0 points in the 2013-2014 iPIP pool, 27.9 points in the 2015-2016 iPIP pool, and 16.0 points in the 2017-2018 iPIP pool; Ms. Matis—14.0 points in the 2013-2014 iPIP pool, 6.3 points in the 2015-2016 iPIP pool, and 2.0 points in the 2017-2018 iPIP pool; Mr. Alvarado 5.0 points in the 2017-2018 iPIP pool; and Mr. Richardson 0.8 points in 2017-2018 iPIP pool.

Retirement.    If a participant's employment is terminated as a result of the participant's "retirement" (defined in the iPIP and described below) prior to the first anniversary of the commencement of an iPIP pool, the unvested points are forfeited. If a participant's employment is terminated as a result of the participant's "retirement" following the first anniversary of the commencement of an iPIP pool, then 50% of the participant's unvested points in that pool are forfeited and the remaining 50% will continue to vest, pro rata, on the same schedule as if the participant had not retired. Any such points that vest following retirement will be forfeited if the participant competes with iStar, but the participant will not be required to repay any amounts previously received unless the board exercises its authority under our "clawback" policy, described on page 46.

For purposes of this partial vesting, "retirement" is defined in the iPIP to mean retirement from iStar after age 60, and with a sum of age plus years of service equal to at least 70. Nina Matis is our only named executive officer who qualified for retirement as of December 31, 2018. If Ms. Matis had retired on December 31, 2018, 2.03 of her unvested points in the 2015-2016 iPIP pool and 2.50 of her unvested points in the 2017-2018 iPIP pool would continue to vest on the same schedule as if she had not retired.

In connection with Ms. Matis' announced retirement as our chief legal officer, she has agreed to remain as vice chairman through July 1, 2019, provide consulting services through December 31, 2019 and to be available as reasonably necessary thereafter to ensure a smooth transition. Ms. Matis will receive aggregate payments of $375,000, subject to her providing such services. She will be eligible to receive a bonus of $650,000 in respect of her employment during the first half of 2019. Ms. Matis will also become fully vested in her iPIP points.

Termination after a change in control.    If, after a change in control, a participant's employment is terminated by iStar (or its successor) without cause or by the participant for "good reason," (as defined in the iPIP) then the participant's unvested iPIP points will continue to vest on the same schedule as if the participant had not incurred such termination.

Following a formal determination by the board to proceed with a liquidation of the company, all participants will become 100% vested in their respective iPIP points if their employment is terminated thereafter by us without cause or by the participant for good reason.

The iStar Inc. Severance Plan provides separation benefits in the event an employee is terminated without cause, on terms that are available generally to all salaried employees.

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Proposal 3 Approval of Amendments of the iStar Inc. 2009 Long-Term Incentive Plan

We utilize our 2009 Long-Term Incentive Plan (2009 LTIP) to provide compensation to our executives using equity-based awards, rather than solely in cash, to align the interest of management with those of our shareholders. The 2009 LTIP was adopted by our board, and approved by our shareholders, in 2009. The 2009 LTIP has been an important factor in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants in a manner that benefits the interests of such individuals and those of our shareholders. On April 8, 2019, our Compensation Committee approved amendments to the 2009 LTIP, subject to approval by our shareholders. We are asking our shareholders to approve amendments to the 2009 LTIP that would:

o
Increase the number of shares of common stock reserved for issuance from 8,000,000 to 8,900,000, subject to adjustment as provided in the 2009 LTIP, with an equivalent increase to the number of shares of common stock available for grant pursuant to incentive stock options.

o
Extend the expiration date of the 2009 LTIP from May 27, 2019, to May 16, 2029.

o
Eliminate the ability to pay dividends on unearned (unvested) awards (provided that dividend-equivalent rights may be accrued and paid if and only if the underlying awards vest).

o
Provide that, if our shares are used for any payment of the exercise price of an option or for withholding taxes, such shares will no longer be available for grant under the 2009 Plan.

We also are making a clerical amendment to change the name of the 2009 Plan to the iStar Inc. 2009 Long-Term Incentive Plan.

We believe that increasing the share reserve and extending the expiration date to facilitate continued use of the 2009 LTIP is in the best interest of iStar and our shareholders because those amendments will enable us to continue to motivate outstanding performance by our employees, officers, directors, and consultants.

In considering the proposed share increase to the 2009 LTIP, the board and the Compensation Committee considered various factors, including potential dilution and potential burn rate. As of March 22, 2019, 2,106,756 shares of common stock remained available for issuance under the 2009 Plan, there are 1,040,612 outstanding equity awards and the Company has 66,613,976 shares of common stock outstanding. There are no outstanding stock options or stock appreciation rights. The following table provides information regarding our annual burn rate over the past three fiscal years.

Burn Rate (shares in millions) Year	Awards Granted(1)	Weighted Average Basic Shares Outstanding	Burn Rate(2)

2018	1,245,320	67,958,008.02

2017	270,355	71,021,491.00

2016	400,364	73,452,828.01

(1)
Includes stock options, restricted stock, restricted stock units, and performance units. For performance units, includes the number of shares actually vested and delivered upon achievement of the applicable performance goals.

(2)
Burn rate is calculated by dividing the number of awards granted by our weighted average basic shares outstanding.

58 | iStar Inc. 2019 Proxy Statement

If our shareholders approve this proposal, the amendments to the 2009 LTIP will become effective as of the date of shareholder approval. If our shareholders do not approve this proposal, the amendments described in this proposal will not take effect and we will not be able make additional awards under the 2009 LTIP after May 27, 2019. As a result, our ability to attract, reward, and retain valuable employees will be constrained and we may need to make cash-based awards.

Summary of the 2009 LTIP

The following is a summary of the material features of the 2009 LTIP assuming the proposed amendments are approved by shareholders at the annual meeting. Except for the proposed amendments, there are no changes to the terms and provisions of the 2009 LTIP. This summary of the 2009 LTIP is qualified in its entirety by reference to the full text of the proposed amendments, a copy of which is attached to this proxy statement as Exhibit B, and the 2009 LTIP as currently in effect, a copy of which is attached to this proxy statement as Exhibit C. To the extent there is a conflict between this summary and the 2009 LTIP, the 2009 LTIP will govern. Capitalized terms used but not defined herein have the meanings ascribed to them in the 2009 LTIP.

Purpose

The purpose of the 2009 LTIP is to provide incentives (which may be equity-based or cash-based) as a means of attracting and retaining qualified key employees, directors, officers, advisors, consultants, and other personnel and encouraging those individuals to increase their efforts to make our business more successful—whether directly or through our subsidiaries or other affiliates. Awards under the 2009 LTIP may be in the form of options, restricted stock, restricted stock units (referred to as "phantom shares"), dividend equivalent rights, and other forms of equity-based compensation, or cash-based compensation. We will consider awards pursuant to the 2009 LTIP in light of our overall compensation philosophy and competitive conditions in the marketplace.

Duration

If the proposed amendments are approved by shareholders, awards may be granted under the 2009 LTIP until May 16, 2029, which will be the 10th anniversary of such approval. However, the 2009 LTIP may be terminated at any time prior to that date by the board.

Administration

The 2009 LTIP will be administered by the Compensation Committee of our board. If no committee exists, the functions of the Compensation Committee will be exercised by the board. Nevertheless, any grants to members of the Compensation Committee will be made and administered by the board rather than the Compensation Committee.

The Compensation Committee has the full authority to administer and interpret the 2009 LTIP, to authorize the granting of awards, to determine the eligibility of a person to receive an award, and to determine the number of shares of common stock to be covered by each award (subject to the individual participant limitations provided in the 2009 LTIP). Each award agreement will contain other terms, provisions and conditions not inconsistent with the 2009 LTIP, as determined by the Compensation Committee. The Compensation Committee may (subject to such considerations as may arise under Section 16 of the Securities Exchange Act of 1934, or under other corporate, securities, or tax laws) take any steps it deems appropriate, that are not inconsistent with the purposes and intent of the 2009 LTIP, to establish performance-based criteria applicable to awards otherwise permitted to be granted under the 2009 LTIP.

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The Compensation Committee, in its discretion, may delegate to our chief executive officer all or part of the Compensation Committee's authority and duties with respect to awards. However, the Compensation Committee may not delegate its authority and duties with respect to awards that have been, or will be, granted to our chief executive officer, or are intended to be exempt from the limitations set forth in Section 162(m) of the Code, or are granted to Section 16 officers. Any other delegation by the Compensation Committee may, in the sole discretion of the Compensation Committee, include a limitation as to the number of awards that may be granted during the period of the delegation and guidelines as to the determination of the option exercise price (or price of other awards) and the vesting criteria. The Compensation Committee may revoke or amend the terms of a delegation at any time but such action will not invalidate any prior actions of the Compensation Committee's delegate that were consistent with the terms of the 2009 LTIP.

Eligibility

Persons who are eligible to be granted awards under the 2009 LTIP are key employees, directors, officers, advisors, consultants, or other personnel of iStar and our subsidiaries, or other individuals expected to provide significant services (of a type expressly approved by the Compensation Committee as covered services for these purposes) to us or our subsidiaries, joint venture affiliates or other entities designated in the discretion of the Compensation Committee, or employees of the foregoing. The Compensation Committee generally determines eligibility for awards under the 2009 LTIP.

Available Shares

If the proposed amendments are approved by shareholders, and subject to adjustment upon certain corporate transactions or events, a maximum of 8,900,000 shares of common stock may be issued (or deemed issued) under the 2009 LTIP in connection with awards of stock options, shares of restricted stock, restricted stock units and phantom shares, dividend equivalent rights, and other equity-based or cash-based awards. The maximum number of shares of common stock issuable under the 2009 LTIP reflects the number of shares that may actually be issued (or deemed issued) in connection with awards under the 2009 LTIP, after required settlement of tax withholding obligations. Awards granted under the 2009 LTIP will be settled on a net, after-tax basis, after deducting shares for taxes and other applicable withholdings. In addition, subject to adjustment upon certain corporate transactions or events, a maximum of 4,000,000 shares of common stock may underlie awards of incentive stock options. In the event an option or other award granted under the 2009 LTIP is forfeited or canceled, is settled in cash, or otherwise expires or terminates, or if shares of common stock are delivered in full or partial payment of the exercise price in connection with an option, or if tax withholding obligations are satisfied by using shares of common stock on settlement of an award, the shares subject to any portion of such award will again become available for the issuance of additional awards.

Types of Awards

Stock Options

Other than as specifically set forth under the terms of the 2009 LTIP, the Compensation Committee will determine the terms of specific options, including whether options will constitute incentive stock options. The award agreement evidencing an award of options will specify the extent to which, and period during which, an option may be exercised after termination of employment. Generally, an option cannot be exercised after a termination of employment (or other service) to the extent it was not exercisable at the time of termination.

The exercise price of an option will be determined by the Compensation Committee and reflected in the applicable award agreement, but unless otherwise determined by the Compensation Committee, the

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exercise price must be at least equal to the fair market value of a share of common stock on the date of grant. The exercise price with respect to incentive stock options may not be lower than 100%, or 110% in the case of an incentive stock option granted to a 10% shareholder, of the fair market value of our common stock on the date of grant. The aggregate fair market value (determined as of the date an option is granted) of the shares for which any option holder may be awarded incentive stock options that become exercisable for the first time during a single calendar year (under the 2009 LTIP or any other stock option plan required to be taken into account under Section 422(d) of the Code) may not exceed $100,000.

Each option will be exercisable for the period or periods specified in the applicable award agreement, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% shareholder). The Compensation Committee will determine the time or times at which an option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the option price with respect thereto may be made or deemed to have been made (including by cash, loans or third-party sale programs, or by the tender of previously-owned shares).

Options granted under the 2009 LTIP generally will not be transferable except by will or the laws of descent and distribution. The Compensation Committee may establish a program under which participants will have phantom shares credited upon their exercise of options rather than receiving shares at that time.

Restricted Stock

Restricted stock is an award of common stock that is subject to restrictions (such as limitations on transferability or the right to vote) as the Compensation Committee may determine. Subject to the other terms of the 2009 LTIP, the Compensation Committee may provide a specified purchase price for restricted stock, determine the restrictions applicable to restricted stock, and determine or impose other conditions to the grant of restricted stock under the 2009 LTIP as it may deem appropriate.

Unless otherwise provided in the applicable award agreement, dividends paid on shares of restricted stock before the shares vest will be held by iStar until the shares vest, and paid to the grantee as soon as practicable after vesting.

Restrictions on the shares will lapse in accordance with the terms of the applicable award agreement, as determined by the Compensation Committee. Unless otherwise provided in the applicable award agreement, upon a termination of employment or other service for cause or by the grantee for any reason other than death, disability or retirement, all shares of restricted stock still subject to restrictions will be forfeited to us and we will pay an amount equal to the lesser of the amount paid by the grantee for such shares and the fair market value on the date of forfeiture. It is generally expected that, upon a termination of employment or other service on account of death, disability or retirement of a grantee, or if the grantee's service is terminated by us for any reason other than cause, in each case during the applicable restricted period, the restrictions under the 2009 LTIP will immediately lapse on all restricted stock granted to such individual.

Restricted Stock Units and Phantom Shares

A restricted stock unit or phantom share represents a right to receive the fair market value of a share of our common stock, or, if provided by the Compensation Committee, the right to receive the fair market value of a share of our common stock in excess of a base value established by the Compensation Committee at the time of grant. The Compensation Committee may provide in an award agreement that any particular unit or phantom share will expire at the end of a specified term.

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Units and phantom shares will vest as provided in the applicable award agreement. Unless otherwise determined by the Compensation Committee at the time of the grant, units and phantom shares will be settled by a transfer of shares of common stock. Ordinarily, units and phantom shares will be settled with a single distribution, but the Compensation Committee may, in its discretion and under certain circumstances, permit a participant to instead receive installments over a period not to exceed ten years. Unless otherwise provided in the applicable award agreement, the settlement date with respect to a unit or phantom share is the first day of the month to follow the date on which the restrictions lapse or the phantom share vests. However, in accordance with procedures to be established by the Compensation Committee, a grantee may elect that such settlement date will follow the grantee's termination of service, or such other time as may be permitted by the Compensation Committee.

Dividend Equivalents

A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of common stock) of dividends declared on shares of common stock otherwise subject to an award. The Compensation Committee may provide that amounts payable with respect to dividend equivalents will be converted into cash or additional shares of our common stock. However, dividends and dividend equivalents will not be paid on unvested awards, and will only be paid if the underlying award vests. The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents.

Other Awards

The 2009 LTIP authorizes the making of cash awards and the granting of other awards based upon the common stock (including the grant of securities convertible into our common stock and stock appreciation rights), and subject to terms and conditions established by the board.

Performance Goals

The Compensation Committee may, in its discretion, in the case of awards intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code, establish one or more performance goals as a precondition to the issuance or vesting of awards, and also provide for predetermined awards to those participants with respect to whom the applicable performance goals are satisfied. The performance goals must be based upon one or more of the following criteria: pre-tax income; after tax income; net income; operating income; cash flow; earnings per share; return on equity; return on invested capital or assets; cash and/or funds available for distribution; appreciation in the fair market value of the common stock; return on investment; shareholder return; net earnings growth; stock appreciation; related return ratios; increase in revenues; net earnings; changes in the per share or aggregate market price of our common stock; number of securities sold; earnings before any one or more of the following: interest, taxes, depreciation or amortization for the applicable period, as reflected in our financial reports for the applicable period; total revenue growth; our published ranking against a peer group of real estate investment trusts based on total shareholder return; and funds from operations. The maximum amount that can be paid to any individual participant with respect to any performance period (or with respect to any single year within a performance period, if the performance period extends beyond a single year) pursuant to a performance-based award intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code, denominated in cash (including annual cash bonuses), is $10,000,000. Subject to certain grandfather rules, the performance-based exceptions under Section 162(m) are no longer applicable, so future awards generally will not be designed to be compliant with Section 162(m).

62 | iStar Inc. 2019 Proxy Statement	Proposal 3 Approval of Amendments of the iStar Inc. 2009 Long-Term Incentive Plan

Special Rules Upon Reorganizations, Changes in Control, Etc.

If iStar is involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of substantially all of our assets or stock, or any similar transaction, or upon certain changes in our capital structure and other similar events, the Compensation Committee may make related adjustments in its discretion to outstanding awards and to provisions of the 2009 LTIP (including to the number and kind of shares available under the 2009 LTIP).

Upon a change in control (as defined in the 2009 LTIP), the Compensation Committee may make such adjustments as it, in its discretion, determines are necessary or appropriate, but only if the Compensation Committee determines that the adjustments will not have an adverse economic impact on the participants (as determined at the time of the adjustments).

Annual Grants to Independent Directors

Annual awards of common stock equivalents to our non-employee directors under the Non-Employee Directors' Deferral Plan are counted as awards under the 2009 LTIP.

Amendment and Termination

The board may amend the 2009 LTIP as it deems advisable, except that it may not amend the 2009 LTIP in any way that would adversely affect a participant with respect to an award previously granted unless the amendment is required in order to comply with applicable laws.

Prohibition on Re-Pricing

The 2009 LTIP provides that no option or stock appreciation right issued under the 2009 LTIP may be amended to reduce the exercise price below the exercise price assigned on the date of grant. In addition, no option or stock appreciation right may be granted in exchange for, or in connection with, the cancellation or surrender of an option, stock appreciation right, or other award having a lower exercise price.

Prohibition on Loans to Executives

The 2009 LTIP prohibits the extension of any loans by us to any officer in respect of the exercise of options or with respect to any other award granted under the 2009 LTIP.

Certain U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise, and vesting of awards under the 2009 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder, but is not intended to be a complete statement of applicable law. We do not address foreign, state, local or payroll tax considerations. This summary assumes that all awards described herein are exempt from, or comply with, the requirement of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein.

Non-Qualified Stock Options

No income will be recognized by an option holder at the time a non-qualified stock option is granted. Ordinary income generally will be recognized by an option holder at the time a non-qualified stock option is exercised, in an amount equal to the excess of the fair market value of the underlying common stock on the exercise date over the exercise price. iStar generally will be entitled to a deduction for federal income tax purposes in the same amount as the amount included in ordinary income by the option holder with

63 | iStar Inc. 2019 Proxy Statement	Proposal 3 Approval of Amendments of the iStar Inc. 2009 Long-Term Incentive Plan

respect to a non-qualified stock option. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and generally will be long-term or short-term capital gain, depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of the non-qualified stock option and the amount included in income with respect to the option. If exercise of an option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an option holder or a deduction for us. To receive special tax treatment under the Code as to shares acquired upon exercise of an incentive stock option, an option holder cannot dispose of the shares within two years after the incentive stock option is granted, nor within one year after the transfer of the shares to the option holder pursuant to exercise of the option. In addition, the option holder must be an employee of iStar or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option. (Special rules apply in the case of the death of the option holder.)

In the event of a sale of shares of our common stock received upon the exercise of an incentive stock option, the Code generally allows any gain to be treated as a capital gain to the option holder, but iStar will not be entitled to a tax deduction. The exercise of an incentive stock option (if the holding period rules described above are satisfied) will give rise to income includable by the option holder in alternative minimum taxable income in an amount equal to the excess of the fair market value of the stock acquired on the date of the exercise over the exercise price.

If the holding period rules noted above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option will be characterized as ordinary income. This gain will be equal to the difference between the exercise price and the fair market value of the shares at the time of exercise. (Special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise.) iStar generally will be entitled to a deduction equal to the amount of such gain included by an option holder as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise generally will be long-term or short-term capital gain, depending on the holding period involved. If exercise of an option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Restricted Stock

Unless a holder of restricted stock makes an "83(b) election" (as discussed below), there generally will be no tax consequences as a result of the grant of restricted stock until the restricted stock is no longer subject to a substantial risk of forfeiture or is transferable (free of the risk). Dividends paid on unvested shares, if retained by the grantee, generally will be treated as compensation income for U.S. federal income tax purposes (unless an 83(b) election has been made). Generally, when the restrictions are lifted, the holder will recognize ordinary income, and iStar will be entitled to a deduction, equal to the difference between the fair market value of the stock at the time restrictions are lifted and the amount, if any, paid by the holder for the restricted stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares were held.

In general terms, if a holder makes an election under Section 83(b) of the Code upon the award of restricted stock, the holder will recognize ordinary income on the date of the award, and iStar will be entitled to a deduction, equal to (i) the fair market value of the restricted stock as though the stock were

64 | iStar Inc. 2019 Proxy Statement	Proposal 3 Approval of Amendments of the iStar Inc. 2009 Long-Term Incentive Plan

(A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the restricted stock. If a holder makes an 83(b) election, there generally will be no tax consequences to the holder when restrictions are lifted, and all subsequent appreciation in the restricted stock generally would be eligible for capital gains treatment. In the event of a forfeiture after an 83(b) election is made, no deduction or loss will be available, other than with respect to amounts actually paid for the stock.

Phantom Shares and Restricted Stock Units

It is generally expected that phantom shares will be designed with the intention that there be no tax consequences as a result of the grant of a phantom share until the associated payment is made. When payment is made, the grantee generally will recognize ordinary income, and iStar generally will be entitled to a deduction, equal to the fair market value of the common stock and cash, as applicable, received upon payment, subject to any limitations under Section 162(m).

Dividend Equivalents

There generally will be no tax consequences as a result of the award of a dividend equivalent. When payment is made, the holder of the dividend equivalent generally will recognize ordinary income, and iStar will be entitled to a deduction, equal to the amount received, subject to any limitations under Section 162(m).

Cash Bonuses

When a cash bonus payment is made, the participant generally will recognize ordinary income, and iStar will be entitled to a deduction, equal to the amount of such payment, subject to any limitations under Section 162(m).

New Plan Benefits

It is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2009 Plan or would have been received by or allocated to participants for the last completed year because awards under the 2009 Plan will be made at the discretion of the Compensation Committee.

Required Vote

The approval of the 2009 LTIP amendment requires the affirmative vote of the holders of a majority of our common stock represented and entitled to vote thereon at the meeting. Abstentions are deemed entitled to vote on the incentive plan proposal. Therefore, abstentions will have the same effect as a vote against the incentive plan proposal. Broker non-votes are not deemed entitled to vote on the proposal and, therefore, they will have no effect on the vote.

65 | iStar Inc. 2019 Proxy Statement	Proposal 3 Approval of Amendments of the iStar Inc. 2009 Long-Term Incentive Plan

Proposal 4 Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the board of directors, with the concurrence of the board, has selected Deloitte & Touche LLP, an independent registered public accounting firm, to be our auditors for the fiscal year ending December 31, 2019, subject to ratification by our shareholders. We expect a representative of Deloitte & Touche LLP to attend the annual meeting. The representative may make a statement, and will respond to appropriate questions.

Accounting Fees and Services

Fees paid to Deloitte & Touche LLP, or Deloitte, our independent registered public accounting firm for the fiscal year ended December 31, 2018, and to PricewaterhouseCoopers LLP, or PwC, our independent registered public accounting firm for the fiscal year ended December 31, 2017, were as follows:

Type of fee	2018 (Deloitte)	2018 (PWC)	2017 (PwC)

Audit fees	$928,000	$170,000	$2,350,000

Audit-related fees	513,550		997,670

Tax fees	440,024		309,968

All other fees	—	980	12,964

Total fees	$1,881,574	$170,980	$3,670,602

Audit Fees.    These fees were incurred for professional services rendered in connection with integrated audits of our consolidated financial statements and our internal control over financial reporting, and limited reviews of our unaudited consolidated interim financial statements. PwC's fees for 2018 relate to work associated with the issuance of the 2017 consolidated financial statements included in our 2018 Form 10-K.

Audit-Related Fees.    These fees were incurred for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not disclosed under "Audit Fees." These audit-related fees included fees related to Deloitte's audit of a wholly-owned subsidiary's financial statements and PwC's audit of Safehold Inc. prior to its IPO in June 2017,

Tax Fees.    These fees were incurred for professional services rendered in connection with tax compliance, tax advice, and tax planning. These services included income tax compliance and related tax services.

All Other Fees.    The 2017 fees were incurred for professional services rendered by PwC in connection with insurance claims.

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Our Audit Committee is responsible for retaining and terminating our independent registered public accounting firm (subject, if applicable, to shareholder ratification) and for approving the performance of any non-audit services by the independent registered public accounting firm. In addition, the Audit Committee is responsible for reviewing and evaluating the qualifications, performance, and independence of the lead partner of the independent registered public accounting firm and for presenting its conclusions on those matters to the full board.

The Audit Committee has the sole authority to approve all audit engagement fees and terms, as well as significant non-audit services, involving the independent registered public accounting firm. During fiscal 2018, the Audit Committee approved all audit engagement fees and terms involving Deloitte, as well as all significant non-audit services performed by Deloitte.

67 | iStar Inc. 2019 Proxy Statement	Proposal 4 Ratification of Appointment of Independent Registered Public Accounting Firm

Report of the Audit Committee

The Audit Committee oversees the financial reporting process of iStar Inc. on behalf of the board of directors in accordance with our charter. The board has determined that all members of the Audit Committee meet the independence requirements of both the Securities and Exchange Commission, or SEC, and the New York Stock Exchange, or NYSE. The board also has determined that all members of the Audit Committee are "audit committee financial experts" within the meaning of the SEC rules, and are financially literate and have accounting or related financial management expertise, as such qualifications are defined under NYSE rules. We operate under a written charter approved by the board, consistent with the corporate governance rules issued by the SEC and the NYSE. Our charter is available on iStar's website at www.istar.com (under "Investors" and then "Governance & Proxy") and will be provided in print, without charge, to any shareholder who requests a copy.

iStar's management is responsible for executing the financial reporting process and preparing the quarterly and annual consolidated financial statements, including maintaining a system of internal controls over financial reporting, as well as disclosure controls and procedures.

We are directly responsible for the appointment, compensation, retention, oversight, and termination of the external auditors. We have appointed Deloitte & Touche LLP, or Deloitte, an independent registered public accounting firm, to audit iStar's consolidated financial statements for the year ending December 31, 2019.

The independent registered public accounting firm is responsible for auditing the effectiveness of iStar's internal controls over financial reporting and for expressing its opinion thereon, in addition to auditing the annual consolidated financial statements and expressing an opinion whether those financial statements conform to generally accepted accounting principles in the United States. We also approve the engagement of an accounting firm to assist management in preparing documentation, testing and evaluating internal controls over financial reporting, and reviewing the performance of those controls. We do not prepare financial statements or conduct audits.

In its capacity as iStar's independent registered public accounting firm for 2018, Deloitte issued a report on the consolidated financial statements as of and for the year ended December 31, 2018. In connection with the December 31, 2018, audited consolidated financial statements, we have:

o
reviewed and discussed with management and the independent registered public accounting firm iStar's internal controls over financial reporting, including a review of management's and the independent registered public accounting firm's assessments of and reports on the effectiveness of internal controls over financial reporting and any significant deficiencies or material weaknesses;

o
reviewed and discussed with management and the independent registered public accounting firm iStar's audited financial statements, including discussions regarding critical accounting policies, other appropriate financial accounting and reporting principles and practices, the quality of such principles and practices, and the reasonableness of significant judgments;

o
discussed with the independent registered public accounting firm the items that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications; and

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o
reviewed and considered the written disclosures in the letter received from Deloitte, as required by the Public Company Accounting Oversight Board, regarding the independent accountant's communications with the Audit Committee regarding independence, including a discussion about its independence from iStar and management.

Based on the reviews and discussions above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee charter in effect in 2018, we recommended to the board that the audited consolidated financial statements for 2018 be included in iStar's Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC. The board approved our recommendation.

Submitted by the Audit Committee:

  Dale Anne Reiss (Chair)

  Clifford De Souza

  Barry W. Ridings

The above report will not be deemed to be incorporated by reference into any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that we specifically incorporate the same by reference.

69 | iStar Inc. 2019 Proxy Statement	Report of the Audit Committee

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information available to us with respect to any common stock and Series D preferred stock owned by our directors, nominees for director, executive officers, and any individual or group of shareholders known to be the beneficial owner of more than 5% of our issued and outstanding common stock and Series D preferred stock as o f March 22, 2019. This table includes options, if any, that are currently exercisable or exercisable within 60 days of the date of this proxy statement, and CSEs and restricted shares of our common stock awarded to non-employee directors under the iStar Inc. Non-Employee Directors' Deferral Plan that are or will be fully vested within 60 days.

Name and Address of Beneficial Owner(1)	Common Stock Beneficially Owned(1)		% of Basic Common Stock Outstanding(2)	Series D Preferred Stock Beneficially Owned(1)	% of Series D Preferred Stock Outstanding(2)

Clifford De Souza(3)	42,670	(4)	*

Robert W. Holman, Jr.(3)	155,156	(5)	*

Andrew Richardson(3)	34,525	(6)	*

Robin Josephs(3)	205,529	(7)	*

Nina Matis(3)	305,998	(8)	*

Dale Anne Reiss(3)	97,321	(9)	*	7,300	*

Barry W. Ridings(3)	76,970	(10)	*

Jay Sugarman(3)	2,576,437	(11)	3.86%	2,000	*

BlackRock, Inc.	11,859,443	(12)	17.77%

Diamond Hill Capital Management, Inc.	6,344,993	(13)	9.51%

FMR LLC	5,543,813	(14)	8.31%

UBS Group AG	5,706,966	(15)	8.55%

The Vanguard Group	9,921,688	(16)	14.87%

All executive officers, directors and nominees for director as a group (8 persons)	3,494,606		5. 24%

*
Less than 1%.

(1)
Except as otherwise indicated and subject to applicable community property laws and similar statutes, the person listed as the beneficial owner of shares has sole voting power and dispositive power with respect to the shares.

(2)
As of March 22, 2019, 66,720,416 shares of common stock were deemed outstanding for purposes of this table, of which 66,613,976 were entitled to vote, and 4,000,000 shares of Series D preferred stock were outstanding and entitled to vote.

(3)
c/o iStar Inc., 1114 Avenue of the Americas, 39th Floor, New York, NY 10036.

(4)
Includes 30,593 shares owned directly by Mr. DeSouza and 12,077 restricted shares of common stock owned directly by Mr. De Souza that are or will be fully vested within 60 days.

70 | iStar Inc. 2019 Proxy Statement

(5)
Includes 40,240 shares owned indirectly by Mr. Holman through a partnership, 58,037 shares owned directly, 44,802 CSEs held under the iStar Inc. Non-Employee Directors' Deferral Plan that are fully vested, and 12,077 restricted shares of common stock that are or will be fully vested within 60 days.

(6)
Includes 14,525 shares owned directly by Mr. Richardson and 20,000 restricted stock units that are or will be fully vested within 60 days, representing the right to receive an equivalent number of shares of common stock, if certain service conditions have been satisfied.

(7)
Includes 95,457 shares of common stock owned indirectly by Ms. Josephs through a family trust, 13,140 shares owned indirectly through an Individual Retirement Account, 77,609 CSEs held under the iStar Inc. Non-Employee Directors' Deferral Plan that are fully vested, and 19,323 restricted shares of common stock that are or will be fully vested within 60 days.

(8)
Includes 305,998 shares of common stock owned directly by Ms. Matis.

(9)
Includes 40,442 shares held directly by Ms. Reiss, 44,802 CSEs held under the iStar Inc. Non-Employee Directors' Deferral Plan that are fully vested, and 12,077 restricted shares of common stock that are or will be fully vested within 60 days.

(10)
Includes 58,037 shares held directly by Mr. Ridings, 6,856 CSEs held under the iStar Inc. Non-Employee Directors' Deferral Plan that are fully vested, and 12,077 restricted shares of common stock that are or will be fully vested within 60 days.

(11)
Includes 2,535,893 shares of common stock owned directly by Mr. Sugarman and 40,544 shares owned indirectly through Mr. Sugarman's spouse.

(12)
This beneficial ownership information is based solely on a Schedule 13G, dated December 31, 2018, as amended, filed with the SEC by BlackRock, Inc. and a review of public filings by the funds reported as beneficial owners in that Schedule 13G. This shareholder's address is 55 E. 52nd Street, New York, NY 10055.

(13)
This beneficial ownership information is based solely on a Schedule 13G, dated December 31, 2018, as amended, filed with the SEC by Diamond Hill Capital Management, Inc. This shareholder's address is 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215.

(14)
This beneficial ownership information is based solely on a Schedule 13G, dated December 31, 2018, as amended, filed with the SEC by FMR LLC. This shareholder's address is 245 Summer Street, Boston, MA 02210.

(15)
This beneficial ownership information is based solely on a Schedule 13G, dated December 31, 2018, filed with the SEC by UBS Group AP. This shareholder's address is Bahnhofstrasse 45, PO Box CH-8021, Zurich, Switzerland.

(16)
This beneficial ownership information is based solely on a Schedule 13G, dated December 31, 2018, as amended, filed with the SEC by The Vanguard Group. This shareholder's address is 100 Vanguard Blvd., Malvern, PA 19355.

71 | iStar Inc. 2019 Proxy Statement	Security Ownership of Certain Beneficial Owners and Management

Certain Relationships and Related Party Transactions

It is the policy of our board of directors that all transactions between iStar and a "related party" must be approved or ratified by at least a majority of the members of the board who have no financial or other interest in the transaction. For this purpose, a related party includes any director or executive officer, any nominee for director, any shareholder owning 5% of more of our outstanding shares, and any immediate family member of any such person.

In determining whether to approve or ratify a related party transaction, the board will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related party's interest in the transaction. No director will participate in any discussion or approval of a related party transaction for which such director is a related party, except that such a director will provide all material information concerning the related party transaction to our board.

If a related party transaction will be ongoing, the board may establish guidelines for management to follow in its ongoing dealings with the related party. The board may delegate to our Nominating and Governance Committee the authority to review and assess, on at least an annual basis, any such ongoing relationships with the related party to confirm they are in compliance with the board's guidelines.

All related party transactions will be disclosed in our applicable filings with the SEC as required under SEC rules.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Directors, officers, and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2018, all Section 16(a) filing requirements applicable to our directors, officers, and greater than 10% beneficial owners were met.

73 | iStar Inc. 2019 Proxy Statement

Information About the Annual Meeting of Shareholders to be held May 16, 2019

We are making this proxy statement available to holders of our common stock and holders of our 8.00% Series D preferred stock on or about April 5, 2019, in connection with the solicitation by our board of directors of proxies to be voted at our 2019 annual meeting of shareholders or at any postponement or adjournment of the annual meeting.

This proxy statement is accompanied by our Annual Report for the year ended December 31, 2018. The Annual Report, including our financial statements at December 31, 2018, is available on our website at www.istar.com by choosing "Investors" and then à "Governance & Proxy," or you can obtain a print copy, without charge, by contacting our Investor Relations department at (212) 930-9400, or 1114 Avenue of the Americas, 39th Floor, New York, NY 10036. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.

We urge you to authorize a proxy to vote your shares—either by mail, by telephone, or online—at your earliest convenience, even if you plan to attend the annual meeting in person.

Who is entitled to vote at the meeting?

Only holders of record of our common stock and our Series D preferred stock at the close of business on March 22, 2019, are entitled to receive notice of and to vote at the annual meeting or at any postponement or adjournment of the meeting. On the record date, there were 66,613,976 shares of common stock and 4,000,000 shares of Series D preferred stock outstanding and entitled to vote.

What constitutes a quorum?

In order to have a quorum at the annual meeting, we need the presence, either in person or by proxy, of the holders of enough outstanding common stock and Series D preferred stock, in the aggregate, to cast a majority of the votes entitled to be cast at the meeting.

What are the voting rights of shareholders?

Each shareholder is entitled to one vote for each share of common stock owned, and 0.25 votes for each share of Series D preferred stock owned, on the record date.

74 | iStar Inc. 2019 Proxy Statement

What vote is needed to approve each proposal?

Assuming a quorum is present in person or by proxy at the annual meeting, the proposals require the following votes:

Proposal		Vote needed to pass	Effect of abstentions and broker non-votes

1.	Election of directors	Each nominee must receive a plurality of the votes cast by the holders of our common stock and Series D preferred stock, all voting as one class.	Counted toward a quorum but no effect on the vote results.

2.	Non-binding advisory vote to approve executive compensation	The affirmative vote of a majority of the votes cast by the holders of our common stock and Series D preferred stock, all voting as one class.	Counted toward a quorum but no effect on the vote results

3.	Approval of amendments to the iStar 2009 LTIP	The affirmative vote of a majority of the votes cast by the holders of our common stock and Series D preferred stock, all voting as one class.	Counted toward a quorum but no effect on the vote results

4.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm	The affirmative vote of a majority of the votes cast by the holders of our common stock and Series D preferred stock, all voting as one class.	Abstentions will be counted toward a quorum but will have no effect on the vote results. There should not be any broker non-votes.

For the approval of any other matters properly presented at the meeting for shareholder approval, the affirmative vote of a majority of the votes cast by the holders of our common stock and Series D preferred stock, all voting as one class, is required.

What are broker non-votes?

A "broker non-vote" occurs when a broker, bank, or other nominee does not have discretionary authority as to certain shares to vote on a particular matter, and has not received voting instructions on that matter from the beneficial owner of those shares. Under current NYSE rules, a broker, bank, or other nominee does not have discretionary authority to vote shares without specific voting instructions from the beneficial owner in an election of directors, on a resolution to approve executive compensation, or on amendments to an incentive plan. Brokers, banks, and other nominees do have discretionary authority to vote shares without specific voting instructions on the ratification of the appointment of an independent registered public accounting firm.

How is my vote counted?

If you properly vote your proxy prior to the annual meeting, the shares that the proxy represents will be voted in the manner you direct. If your proxy does not specify a choice regarding one or more proposals, your shares will be voted FOR the election of directors, FOR the resolution to approve, on a non-binding, advisory basis, executive compensation, FOR the proposed amendments to the 2009 LTIP, and FOR the ratification of the appointment of the independent registered public accounting firm.

Votes cast in person or by proxy at the annual meeting will be tabulated by the election inspectors appointed for the meeting, who also will determine whether a quorum is present. If your shares are held by

75 | iStar Inc. 2019 Proxy Statement	Information About the Annual Meeting of Shareholders

a broker, bank, or other nominee (i.e., in "street name"), you will receive instructions from your nominee that you must follow in order to have your shares voted. Street name shareholders who wish to vote in person at the meeting will need to obtain a proxy from the broker, bank, or other nominee that holds their shares of record.

Can I change my vote after I submit my proxy card or vote electronically?

If you authorize a proxy to vote your shares, you may revoke it at any time before it is voted by:

o
submitting voting instructions at a later time via the Internet or by telephone before those voting facilities close;

o
giving written notice bearing a date later than the date of the proxy to our Secretary expressly revoking the proxy;

o
signing and forwarding to us a proxy dated later; or

o
attending the annual meeting and personally voting the common stock or Series D preferred stock that you own of record. Merely attending the annual meeting will not revoke a proxy.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies from our shareholders. In addition to solicitation by mail, certain of our directors, officers, and employees may solicit the return of proxies by telephone, fax, personal interview, or otherwise without being paid additional compensation. We will reimburse brokerage firms and other persons representing the beneficial owners of our shares for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners in accordance with the proxy solicitation rules and regulations of the SEC and the NYSE. We have engaged Alliance Advisors LLC to solicit proxies on our behalf in connection with our 2019 annual meeting of shareholders and to provide other advisory services for a fee of $17,500, plus expenses.

When are shareholder proposals due for the 2020 annual meeting?

Shareholder proposals intended to be included in our proxy materials and presented at the 2020 annual meeting must be sent in writing, by certified mail, return receipt requested, to us at our principal office, addressed to our Secretary. Such proposals must be received by us no later than December 5, 2019.

If you wish to submit a shareholder proposal to be considered at our 2020 annual meeting but not included in our proxy materials, the proposal must contain the information required by our bylaws. Such proposals must be submitted between November 5, 2019, and December 5, 2019. However, if the date of the 2020 annual meeting is advanced more than 30 days prior to, or delayed more than 30 days after, May 16, 2020, such proposals must be delivered between the 150th day prior to the date of the 2020 annual meeting and the later of (i) the 120th day prior to the date of the 2020 annual meeting or (ii) the tenth day following the date on which public announcement of the date of the 2020 annual meeting of shareholders is first made.

Householding of proxy materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials to that address. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders (less bulk mail) and cost savings for companies.

A number of brokers with account holders who are our shareholders intend to "household" our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you receive notice that

76 | iStar Inc. 2019 Proxy Statement	Information About the Annual Meeting of Shareholders

your broker will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify us in writing to iStar Inc., 1114 Avenue of the Americas, 39th Floor, New York, New York 10036, Attn: Investor Relations, or call our Investor Relations department at (212) 930-9400. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact us as specified above.

Are there any other matters coming before the 2019 Annual Meeting?

Management does not intend to bring any other matters before the annual meeting and knows of no other matters that are likely to come before the meeting. In the event any other matters properly come before the annual meeting or any postponement of the meeting, the individuals named in the accompanying proxy will vote the shares represented by your proxy in accordance with their discretion.

Additional Information

The Securities and Exchange Commission allows us to "incorporate by reference" information into this proxy statement. That means we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, except to the extent the information is superseded by information in this proxy statement.

This proxy statement incorporates by reference: (a) the information contained in our Annual Report on Form 10-K for the year ended December 31, 2018; and (b) the information contained in all other documents we file with the SEC after the date of this proxy statement and prior to the annual meeting of stockholders. The information contained in any of these documents will be considered part of this proxy statement from the date these documents are filed.

Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

You may obtain, without charge, a copy of any of the documents incorporated by reference herein by writing to us at iStar Inc., 1114 Avenue of the Americas, 39th Floor, New York, NY 10036, Attention: Investor Relations, or by visiting our website at www.istar.com.

By Order of the Board of Directors Geoffrey M. Dugan General Counsel, Corporate and Secretary New York, NY April 5, 2019

77 | iStar Inc. 2019 Proxy Statement	Information About the Annual Meeting of Shareholders

Exhibit A

Adjusted Income

In addition to net income (loss) prepared in conformity with GAAP, we use Adjusted Income—a non-GAAP financial measure—to measure our operating performance. Adjusted Income is used internally as a supplemental performance measure, adjusting for certain non-cash GAAP measures to give management a view of income more directly derived from current period activity. In the third quarter 2017, we modified our presentation of Adjusted Income to exclude (i) the effect of the amount of the liquidation preference that was recorded as a premium above book value on the redemption of preferred stock, and (ii) the imputed non-cash interest expense recognized for the conversion feature of our senior convertible notes. Adjusted Income also includes the impact to retained earnings (income that would have been recognized in prior periods had the accounting standards been effective during those prior periods) resulting from the adoption of new accounting standards on January 1, 2018. See Notes 3, 10 and 13 of our consolidated financial statements in our 2018 Annual Report on Form 10-K for further details.

	For the Years Ended December 31,
	2018	2017
	(in thousands)
Adjusted Income
Net income (loss) allocable to common shareholders	$(64,757)	$110,924
Add: Depreciation and amortization(1)	71,359	60,828
Add/Less: (Recovery of) provision for loan losses	16,937	(5,828)
Add: Impairment of assets(2)	163,765	32,379
Add: Stock-based compensation expense	17,563	18,812
Add: Loss on early extinguishment of debt, net	4,318	3,065
Add: Non-cash interest expense on senior convertible notes	4,733	1,255
Add: Premium on redemption of preferred stock	—	16,314
Add: Impact from adoption of new accounting standards (3)	75,869	—
Less: Losses on charge-offs and dispositions(4)	(67,506)	(23,130)

Adjusted Income allocable to common shareholders	$222,281	$214,619

  (1)
  Depreciation and amortization also includes our proportionate share of depreciation and amortization expense for equity method investments and excludes the portion of depreciation and amortization expense allocable to noncontrolling interests.

  (2)
  For the year ended December 31, 2018, impairment of assets includes impairments on equity method investments.

  (3)
  Represents an increase to retained earnings on January 1, 2018, upon the adoption of accounting guidance.

  (4)
  Represents the impact of charge-offs and dispositions realized during the period. These charge-offs and dispositions were on assets that were previously impaired for GAAP and reflected in net income but not in Adjusted Income.

A-1 | iStar Inc. 2019 Proxy Statement

Exhibit B

SECOND AMENDMENT TO iSTAR INC. 2009 LONG-TERM INCENTIVE PLAN

The iStar Inc. 2009 Long-Term Incentive Plan (the "Plan") is hereby amended, effective as of April 8, 2019 (the "Effective Date"), as follows:

            1.    Amendment to the Plan.    The Plan is hereby amended to replace the phrase "iStar Financial Inc." with "iStar, Inc." each time such phrase appears in the Plan.

            2.    Amendment to Section 2 of the Plan.    Section 2 of the Plan is hereby amended and restated in its entirety to read as follows:

    "The effective date of the Plan is originally May 27, 2009. The Plan shall not become effective unless and until it is approved by the requisite percentage of the holders of the Common Stock of the Company. Subject to the approval of the Company's shareholders at the 2019 annual meeting, the Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of May 16, 2019, provided, however, that the Board may at any time prior to that date terminate the Plan."

            3.    Amendment to Section 4.1 of the Plan.    Section 4.1(a) of the Plan is hereby amended to replace the phrase "8,000,000" with "8,900,000".

            4.    Amendment to Section 4.1 of the Plan.    The second to last sentence in Section 4.1(a) of the Plan is amended and restated in its entirety to read as follows:

    "Notwithstanding the preceding sentence, in no event shall shares tendered or withheld on the exercise of an Option for the payment of the exercise price or withholding taxes become available and such Shares shall be deemed to have been issued for purposes of determining the maximum number of Share available for delivery under the Plan."

            5.    Amendment to Section 8.3 of the Plan.    The following sentence is added to the end of Section 8.3 of the Plan:

    "Notwithstanding anything in the Plan to the contrary, no dividend or dividend equivalents or Dividend Equivalent Rights shall be payable in respect of outstanding Options or unvested Awards (provided that dividend equivalents may be accumulated in respect of unvested Awards and paid within 30 days after such Awards are earned and become payable or distributable).

            6.    Effect on the Plan.    This Amendment shall not constitute a waiver, amendment or modification of any provision of the Plan not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Plan are and shall remain in full force and effect and are hereby ratified and confirmed.

B-1 | iStar Inc. 2019 Proxy Statement

Exhibit C

iSTAR FINANCIAL INC. 2009 LONG-TERM INCENTIVE PLAN Adopted May 27, 2009 (as amended effective March 31, 2014)

            iStar Financial Inc., a Maryland corporation, wishes to attract officers, key employees, Directors, consultants and advisers to the Company and its Subsidiaries and induce officers, key employees, Directors, consultants and advisers to remain with the Company and its Subsidiaries, and encourage them to increase their efforts to make the Company's business more successful whether directly or through its Subsidiaries and its affiliates. In furtherance thereof, the iStar Financial, Inc. 2009 Long-Term Incentive Plan is designed to provide equity-based and cash-based incentives to officers, key employees, Directors, consultants and advisers of the Company and its Subsidiaries and certain of its affiliates. Awards under the Plan may be made to selected officers, key employees, Directors, consultants and advisers of the Company and its Subsidiaries in the form of Options, Restricted Stock, Phantom Shares, Dividend Equivalent Rights, other forms of equity-based compensation, or cash-based compensation.

1.    DEFINITIONS.

            Whenever used herein, the following terms shall have the meanings set forth below:

            "Award," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Phantom Shares, Dividend Equivalent Rights and other Awards as contemplated herein.

            "Award Agreement" means a written agreement in a form approved by the Committee to be entered into between the Company and the Participant as provided in Section 3. An Award Agreement may be, without limitation, an employment or other similar agreement containing provisions governing grants hereunder, if approved by the Committee for use under the Plan.

            "Board" means the Board of Directors of the Company.

            "Cause" means, unless otherwise provided in the Participant's Award Agreement: (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company or its Subsidiaries or its affiliates; (iii) the commission of a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company or its Subsidiaries, or any affiliate thereof; (iv) fraud, misappropriation or embezzlement of the Company's funds or other assets or other acts deemed by the Committee in the good faith exercise of its sole discretion to be an act of dishonesty in respect to the Company; (v) material violation of any statutory or common law duty of loyalty to the Company; (vi) a material breach of the Participant's employment agreement (if any) with the Company or its Subsidiaries or its affiliates (subject to any cure period therein provided); (vii) willfully and repeatedly refusing to perform or substantially disregarding the duties properly assigned to the Participant by the Company (other than as a result of Disability); (viii) any significant activities materially harmful to the reputation of the Company or its Subsidiaries or its affiliates; or (ix) repeated failure to devote substantially all of Participant's business time and efforts to the Company if required by Participant's employment agreement; provided, however, that, if at any particular time the Participant is subject to an effective employment agreement with the Company,

C-1 | iStar Inc. 2019 Proxy Statement

then, in lieu of the foregoing definition, "Cause" shall at that time have such meaning as may be specified in such employment agreement.

            "Change in Control" means the happening of any of the following:

              (i)    the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of the Rule 13d-3 promulgated under the Exchange Act, of 51% or more of either (A) the then outstanding Shares, (collectively, the "Outstanding Shares") or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors (the "Outstanding Voting Securities"); excluding, however, the following: (1) any acquisition by the Company; (2) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation or trust controlled by the Company or (3) any acquisition by any corporation or trust pursuant to a transaction which complies with clause (A), (B) or (C) of subsection (iii) of this definition;

              (ii)   individuals who, as of the Effective Date constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a Director of the Company subsequent to the Effective Date whose election or nomination for election by the Company's shareholders was approved (other than in connection with a material transaction relating to the Company or its assets or the Shares or the Class B Shares of the Company) by the vote of at least a majority of the Directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a Director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consent by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

              (iii)   consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (A) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 66 2/3% of, respectively, the outstanding shares of beneficial interest or common stock, and the combined voting power of the outstanding securities of such trust or corporation entitled to vote generally in the election of Directors or directors, as the case may be, of the trust or corporation resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Shares and the Outstanding Voting Securities as the case may be); (B) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any trust or corporation controlled by the Company, the trust or corporation resulting from such Corporate Transaction, and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 33 1/3% or more of the Outstanding Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 33 1/3% or more of, respectively, the outstanding shares of beneficial interest or common stock of the trust or corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such trust or corporation entitled to vote generally in the election of Directors or directors; or (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of Directors or directors of the trust or corporation resulting from such Corporate Transaction; or

C-2 | iStar Inc. 2019 Proxy Statement	Exhibit C

              (iv)  approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed upon or with respect to any Award under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

            "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

            "Committee" means the committee appointed by the Board under Section 3.

            "Common Stock" means the Company's common stock, par value $.001 per share, either currently existing or authorized hereafter.

            "Company" means iStar Financial, Inc., a Maryland corporation.

            "Director" means a non-employee director of the Company or its Subsidiaries.

            "Disability" means, unless otherwise provided by the Committee in the Participant's Award Agreement, a disability which renders the Participant incapable of performing all of his or her material duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed upon or with respect to any Award under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

            "Dividend Equivalent Right" means a right awarded under Section 8 of the Plan to receive (or have credited) the equivalent value of dividends paid on Common Stock.

            "Effective Date" means May 27, 2009.

            "Eligible Person" means an officer, Director, key employee, consultant or adviser of the Company or its Subsidiaries or other person expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company, its Subsidiaries or certain of its affiliates.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Fair Market Value" per Share as of a particular date means the closing transaction price of a Share as reported in the New York Stock Exchange on the first business day immediately preceding the date as of which such value is being determined, or, if there shall be no reported transaction on such day, on the next preceding business day for which a transaction was reported; provided that if the Fair Market Value of a Share for any date cannot be determined as above provided, Fair Market Value of a Share shall be determined by the Committee by whatever means or method as to which the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate. Notwithstanding the foregoing, with respect to any "stock right" within the meaning of Section 409A of the Code, Fair Market Value shall not be less than the "fair market value" of the Shares determined in accordance with Treasury Regulation 1.409A-1(b)(iv).

            "Grantee" means an Eligible Person granted Restricted Stock, Phantom Shares, Dividend Equivalent Rights or other Awards (other than an Option) as may be granted pursuant to Section 9.

            "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422(b) of the Code.

C-3 | iStar Inc. 2019 Proxy Statement	Exhibit C

            "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

            "Option" means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

            "Optionee" means an Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

            "Option Price" means the price per share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised.

            "Participant" means a Grantee or Optionee.

            "Performance Goals" have the meaning set forth in Section 10.

            "Performance Period" means any period designated by the Committee for which the Performance Criteria (as defined in Exhibit A) shall be calculated; provided however, that Performance Period shall be the five-year period commencing on the Effective Date unless otherwise designated by the Committee.

            "Permanent and Total Disability" means the "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

            "Phantom Share" means a right, pursuant to the Plan, of the Grantee to payment of the Phantom Share Value.

            "Phantom Share Value," per Phantom Share, means the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.

            "Plan" means the Company's 2009 Long-Term Incentive Plan, as set forth herein and as the same may from time to time be amended.

            "Prior Plan" means the Company's 1996 Long-Term Incentive Plan, as amended and restated as of April 7, 2005.

            "REIT Requirements" means the requirements to qualify as a real estate investment trust under the Code and the rules and regulations promulgated thereunder.

            "Restricted Stock" means an award of Shares that are subject to restrictions hereunder.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Settlement Date" means the date determined under Section 7.4(c).

            "Shares" means shares of Common Stock of the Company.

            "Subsidiary" means any corporation (other than the Company) that is a "subsidiary corporation" with respect to the Company under Section 424(f) of the Code. In the event the Company becomes a subsidiary of another company, the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to any company that is a "parent corporation" with respect to the Company under Section 424(e) of the Code, any corporation, partnership or other entity at least 50% of the economic interest in the equity of which is owned by the Company or by another subsidiary.

            "Successor of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

            "Termination of Service" means a Participant's termination of employment or other service, as applicable, with the Company and its Subsidiaries. Unless otherwise provided in the Award Agreement, cessation of service as an officer, employee, Director or consultant, or other covered positions shall not be

C-4 | iStar Inc. 2019 Proxy Statement	Exhibit C

treated as a Termination of Service if the Participant continues without interruption to serve thereafter in another one (or more) of such other capacities, and Termination of Service shall be deemed to have occurred when service in the final covered capacity ceases. Notwithstanding the foregoing, with respect to any Award that is subject to Section 409A of the Code, Termination of Service shall be interpreted within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-1(h).

2.    EFFECTIVE DATE AND TERMINATION OF PLAN.

            The effective date of the Plan is May 27, 2009. The Plan shall not become effective unless and until it is approved by the requisite percentage of the holders of the Common Stock of the Company. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the shareholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

3.    ADMINISTRATION OF PLAN.

            (a)  The Plan shall be administered by the Committee appointed by the Board. The Committee shall consist of at least two individuals each of whom shall be a "nonemployee director" as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards), qualify as "outside directors" for purposes of Section 162(m) of the Code. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. Notwithstanding the other foregoing provisions of this Section 3(a), any Award under the Plan to a person who is a member of the Committee shall be made and administered by the Board. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

            (b)  Subject to the provisions of the Plan, the Committee shall in its discretion as reflected by the terms of the Award Agreements (i) authorize the granting of Awards to Eligible Persons; and (ii) determine the eligibility of Eligible Persons to receive an Award, as well as determine the number of Shares to be covered under any Award Agreement, considering the position and responsibilities of the Eligible Person, the nature and value to the Company of the Eligible Person's present and potential contribution to the success of the Company whether directly or through its Subsidiaries and such other factors as the Committee may deem relevant. Notwithstanding the foregoing, to the extent permitted by applicable law, and other than with respect to Awards intended to qualify for relief from the limitations of Section 162(m) of the Code, Awards made to individuals covered by Section 16 of the Exchange Act, and Awards issued to the Chief Executive Officer of the Company, the Committee may delegate all are part of its authority and duties with respect to Awards issued under the Plan to the Chief Executive Officer.

            (c)  The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. In the event that any Award Agreement or other agreement hereunder provides (without regard to this sentence) for the obligation of the Company or any affiliate thereof to purchase or repurchase Shares from a Participant or any other person, then, notwithstanding the provisions of the Award Agreement or such other agreement, such obligation shall not apply to the extent that the purchase or repurchase would not be permitted under New York law. The Participant shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan and the Award Agreement.

C-5 | iStar Inc. 2019 Proxy Statement	Exhibit C

4.    SHARES AND UNITS SUBJECT TO THE PLAN.

            4.1    In General.

            (a)  Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan, in the aggregate, may not exceed 8,000,000. Notwithstanding the foregoing, an additional 500,000 Shares may be subject to Awards granted under the Plan; provided, that, such Shares shall only be made available to the extent any awards granted under the Prior Plan are forfeited or cancelled, or expire or are settled in cash, including the settlement of tax-withholding obligations using Shares. With respect to any Participant to whom Awards are intended to be exempt from the limitations set forth in Section 162(m) of the Code, the maximum number of Shares that may underlie Awards, other than Options, granted in any one year to any Eligible Person, shall not exceed 4,000,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, Phantom Shares or other equity-based Awards but are later forfeited or for any other reason are not payable or otherwise not made available for payment under the Plan may again be made the subject of Awards under the Plan. Any Shares covered by an Award (or portion of an Award) granted under the Plan, which is forfeited or cancelled, expires or is settled in cash, including the settlement of tax-withholding obligations using Shares, shall be deemed not to have been issued for purposes of determining the maximum number of Shares available for delivery under the Plan. If any Option is exercised by delivery of Shares to the Company as full or partial payment for such exercise under this Plan, only the number of Shares issued net of the Shares delivered shall be deemed issued for purposes of determining the maximum number of Shares available for issuance under the Plan. This Section 4.1(a) shall apply to the Share limit imposed to conform to Section 422(b)(1) of the Code (and the regulations issued thereunder) only to the extent consistent with applicable regulations relating to Incentive Stock Options.

            (b)  Shares subject to Dividend Equivalent Rights, other than Dividend Equivalent Rights based directly on the dividends payable with respect to Shares subject to Options or the dividends payable on a number of Shares corresponding to the number of Phantom Shares awarded, shall be subject to the limitation of Section 4.1(a). Notwithstanding Section 4.1(a), except in the case of Awards intended to qualify for relief from the limitations of Section 162(m) of the Code, there shall be no limit on the number of Phantom Shares or Dividend Equivalent Rights to the extent they are paid out in cash that may be granted under the Plan. If any Phantom Shares, Dividend Equivalent Rights or other equity-based Awards under Section 9 are paid out in cash, then, notwithstanding the first sentence of Section 4.1(a) above (but subject to the second sentence thereof) the underlying Shares may again be made the subject of Awards under the Plan.

            (c)  Notwithstanding any provision hereunder, no Award hereunder shall be exercisable or eligible for settlement if, as a result of either the ability to exercise or settle, or the exercise or settlement of such Award, the Company would not satisfy the REIT Requirements in any respect.

            4.2    Options.

            Subject to adjustments pursuant to Section 14, and subject to Section 4.1(a), Incentive Stock Options with respect to an aggregate of no more than 4,000,000 Shares may be granted under the Plan. Subject to adjustments pursuant to Section 14, and with respect to any Participant to whom Options are intended to be exempt from the limitations set forth in Section 162(m) of the Code, in no event may any Optionee receive Options for more than 4,000,000 Shares in any one year.

5.    PROVISIONS APPLICABLE TO STOCK OPTIONS.

            5.1    Grant of Option.

            Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) determine and designate from time to time those Eligible Persons to whom Options are to be granted and the number of Shares to be optioned to each Eligible Person;

C-6 | iStar Inc. 2019 Proxy Statement	Exhibit C

(ii) determine whether to grant Options intended to be Incentive Stock Options, or to grant Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees; (iii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (iv) designate each Option as one intended to be an Incentive Stock Option or as a Non-Qualified Stock Option; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate.

            5.2    Option Price.

            The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement, as the same may be amended from time to time. Any particular Award Agreement may provide for different exercise prices for specified amounts of Shares subject to the Option. Unless otherwise permitted by the Committee, the Option Price with respect to each Option shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted.

            5.3    Period of Option and Vesting.

            (a)  Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term (which may be shorter, but not longer, in the case of Incentive Stock Options) as is set forth in the applicable Award Agreement (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant). The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.

            (b)  Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Unless otherwise provided in the Award Agreement or herein, no Option (or portion thereof) shall ever be exercisable if the Optionee has a Termination of Service before the time at which such Option (or portion thereof) would otherwise have become exercisable, and any Option that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 5.3(b), Options exercisable pursuant to the schedule set forth by the Committee at the time of grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee's Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee's death, may be exercised by the Successors of the Optionee.

            5.4    Exercisability Upon and After Termination of Optionee.

            (a)  Subject to provisions of the Award Agreement, if an Optionee has a Termination of Service other than by the Company or its Subsidiaries for Cause and other than by reason of death, or Disability, then no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 5.3(a). If the Optionee should die during the three-month period after a Termination of Service for any reason other than Disability or Cause, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) the date which is three months from the date of death of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a).

            (b)  Subject to provisions of the Award Agreement, in the event the Optionee has a Termination of Service on account of death or Disability, the Option (whether or not otherwise exercisable) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a). If the Optionee

C-7 | iStar Inc. 2019 Proxy Statement	Exhibit C

should die during the one-year period following a Termination of Service due to Disability, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) the date which is one year from the date of death of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a).

            (c)  Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if the Optionee has a Termination of Service by the Company for Cause, then the Optionee's Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

            5.5    Exercise of Options.

            (a)  Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.

            (b)  Without limiting the scope of the Committee's discretion hereunder, the Committee may impose such other restrictions on the exercise of Incentive Stock Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

            (c)  Notwithstanding any other provision of this Section 5, in the event of a Change in Control, Option shall become immediately exercisable for the full amount of Shares subject thereto and shall be exercisable until expiration of the term of such Option.

            5.6    Payment.

            (a)  The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

              (i)    cash or a certified or bank cashier's check;

              (ii)   shares of previously owned Common Stock, which have been previously owned for more than six months or which were purchased on the open market and for which the Optionee has good title, free and clear of all liens and encumbrances, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price;

              (iii)   cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise;

              (iv)  a combination of (i) and (ii);

              (v)   subject to Section 12(e), the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

              (vi)  if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

              (vii) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

            (b)  Except in the case of Options exercised by certified or bank cashier's check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.

C-8 | iStar Inc. 2019 Proxy Statement	Exhibit C

            (c)  No Option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee's exercise that is accepted by the Company shall be paid in cash.

            5.7    Stock Appreciation Rights.

            The Committee, in its discretion, may also permit (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) the Optionee to elect to exercise an Option by receiving a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.

            5.8    Exercise by Successors.

            An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

            5.9    Nontransferability of Option.

            Each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his or her death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (iii) is otherwise appropriate and desirable.

            5.10    Deferral.

            The Committee may establish a program (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants will have Phantom Shares subject to Section 7 credited upon their exercise of Options, rather than receiving Shares at that time.

            5.11    Certain Incentive Stock Option Provisions.

            (a)  The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

            (b)  If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any affiliate thereof) thereupon has a tax-withholding obligation, shall pay to the Company (or such affiliate) an amount equal to any withholding tax the Company (or affiliate) is required to pay as a result of the disqualifying disposition.

            (c)  The Option Price with respect to each Incentive Stock Option shall not be less than 100%, or 110% in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), of the Fair Market Value of a Share on the day the Option is granted. In the case of an individual described in

C-9 | iStar Inc. 2019 Proxy Statement	Exhibit C

Section 422(b)(6) of the Code who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant.

            (d)  Subject to provisions of the Award Agreement, if an Optionee has a Termination of Service other than by the Company or its Subsidiaries for Cause and other than by reason of death or Permanent and Total Disability, then no exercise of an Incentive Stock Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Incentive Stock Option as provided under Section 5.3(a); provided that, if the Optionee should die during the one-year period following a Termination of Service due to Permanent and Total Disability or if the Optionee should die during the three-month period following a Termination of Service for any reason other than Permanent and Total Disability or Cause, but while the Incentive Stock Option is still in effect, the Incentive Stock Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) the date which is three months from the date of death of the Optionee, or (ii) the date on which the term of the Incentive Stock Option expires in accordance with Section 5.3(a).

            (e)  Subject to provisions of the Award Agreement, in the event the Optionee has a Termination of Service on account of death or Permanent and Total Disability, the Incentive Stock Option (whether or not otherwise exercisable) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a).

            (f)    Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if the Optionee has a Termination of Service by the Company for Cause, then the Optionee's Incentive Stock Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

6.    PROVISIONS APPLICABLE TO RESTRICTED STOCK.

            6.1    Grant of Restricted Stock.

            (a)  In connection with the grant of Restricted Stock, whether or not Performance Goals (as provided for under Section 10) apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee. Subject to the provisions of this Section 6, the applicable Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

            (b)  Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock and (iv) determine or impose other conditions, including any applicable Performance Goals, to the grant of Restricted Stock under the Plan as it may deem appropriate.

            6.2    Certificates.

            (a)  Unless otherwise provided by the Committee, each Grantee of Restricted Stock may be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. Each such certificate shall be registered in the name of the Grantee. The certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate, and,

C-10 | iStar Inc. 2019 Proxy Statement	Exhibit C

without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

    THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE iSTAR FINANCIAL, INC. 2009 LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND iSTAR FINANCIAL, INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF iSTAR FINANCIAL, INC. AT 1114 AVENUE OF THE AMERICAS, 27TH FLOOR, NEW YORK, NEW YORK 10036.

            (b)  The Committee may require that any stock certificates evidencing such Shares be held in custody by the Company until the restrictions hereunder shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Grantee may have delivered a stock power, endorsed in blank, relating to the stock covered by such Award. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 6.3.

            6.3    Restrictions and Conditions.

            Unless otherwise provided by the Committee, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

              (i)    Subject to the provisions of the Plan and the Award Agreements, during a period commencing with the date of such Award and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the Award Agreements and clauses (iii) and (iv) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

              (ii)   Except as provided in the foregoing clause (i), below in this clause (ii) or in Section 14, or as otherwise provided in the applicable Award Agreement, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any cash dividends; provided, however that cash dividends on such Shares shall, unless otherwise provided by the Committee, be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee (without interest) as soon as practicable after such period lapses (if not forfeited). Certificates for Shares (not subject to restrictions) shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.

              (iii)   Except as otherwise provided in the applicable Award Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service for any reason other than death or Disability during the applicable period of forfeiture, then (A) all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (x) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 6.1, and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

              (iv)  Subject to the provisions of the Award Agreement, in the event the Grantee has a Termination of Service on account of death or Disability, or in the event of a Change in Control (regardless of whether a termination follows thereafter), during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.

C-11 | iStar Inc. 2019 Proxy Statement	Exhibit C

7.    PROVISIONS APPLICABLE TO PHANTOM SHARES.

            7.1    Grant of Phantom Shares.

            Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Phantom Shares to Eligible Persons and (ii) determine or impose other conditions to the grant of Phantom Shares under the Plan as it may deem appropriate.

            7.2    Term.

            The Committee may provide in an Award Agreement that any particular Phantom Share shall expire at the end of a specified term.

            7.3    Vesting.

            (a)  Subject to the provisions of the Award Agreements and Section 7.3(b), Phantom Shares shall vest as provided in the applicable Award Agreement.

            (b)  Unless otherwise determined by the Committee at the time of grant, the Phantom Shares granted pursuant to the Plan shall be subject to the following vesting conditions:

              (i)    Subject to the provisions of the Award Agreement and clause (ii) below, if the Grantee has a Termination of Service by the Company and its Subsidiaries for Cause, all of the Grantee's Phantom Shares (whether or not such Phantom Shares are otherwise vested) shall thereupon, and with no further action, be forfeited and cease to be outstanding, and no payments shall be made with respect to such forfeited Phantom Shares.

              (ii)   Subject to the provisions of the Award Agreement, in the event the Grantee has a Termination of Service on account of death or Disability, or the Grantee has a Termination of Service by the Company and its Subsidiaries for any reason other than Cause, or in the event of a Change in Control (regardless of whether a termination follows thereafter), all outstanding Phantom Shares granted to such Grantee shall become immediately vested.

              (iii)   Other than as provided in this Section 7.3, in the event that a Grantee has a Termination of Service, any and all of the Grantee's Phantom Shares which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding and the Participant's vested Phantom Shares shall be settled as set forth in Section 7.4.

            7.4    Settlement of Phantom Shares.

            (a)  Each vested and outstanding Phantom Share shall be settled by the transfer to the Grantee of one Share; provided that, the Committee at the time of grant (or, in the appropriate case, as determined by the Committee, thereafter) may provide that a Phantom Share may be settled (i) in cash at the applicable Phantom Share Value, (ii) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (iii) in cash or by transfer of Shares as elected by the Company.

            (b)  Payment (whether of cash or Shares) in respect of Phantom Shares shall be made in a single sum; provided that, with respect to Phantom Shares of a Grantee which have a common Settlement Date, the Committee may permit the Grantee to elect in accordance with procedures established by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) to receive installment payments over a period not to exceed 10 years. If the Grantee's Phantom Shares are paid out in installment payments, such installment payments shall be treated as a series of separate payments for purposes of Section 409A of the Code.

            (c)  (i) Unless otherwise provided in the applicable Award Agreement, the "Settlement Date" with respect to a Phantom Share is the first day of the month to follow the date on which the Phantom Share

C-12 | iStar Inc. 2019 Proxy Statement	Exhibit C

vests; provided that a Grantee may elect, in accordance with procedures to be established by the Committee, that such Settlement Date will be deferred as elected by the Grantee to the first day of the month to follow the Grantee's Termination of Service, or such other time as may be peAppendix 3: iStar Financial Inc. 2009 Long-Term Incentive Planrmitted by the Committee. Notwithstanding the prior sentence, all initial elections to defer the Settlement Date shall be made in accordance with the requirements of Section 409A of the Code. In addition, unless otherwise determined by the Committee, any subsequent elections under this Section 7.4(c)(i) must, except as may otherwise be permitted under the rules applicable under Section 409A of the Code, (A) not be effective for at least one year after they are made, or, in the case of payments to commence at a specific time, be made at least one year before the first scheduled payment and (B) defer the commencement of distributions (and each affected distribution) for at least five years.

              (ii)   Notwithstanding Section 7.4(c)(i), the Committee may provide that distributions of Phantom Shares can be elected at any time in those cases in which the Phantom Share Value is determined by reference to Fair Market Value to the extent in excess of a base value, rather than by reference to unreduced Fair Market Value.

              (iii)   Notwithstanding the foregoing, the Settlement Date, if not earlier pursuant to this Section 7.4(c), is the date of the Grantee's death.

            (d)  Notwithstanding the other provisions of this Section 7, in the event of a Change in Control, the Settlement Date shall be the date of such Change in Control and all amounts due with respect to Phantom Shares to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Change in Control, unless such Grantee elects otherwise in accordance with procedures established by the Committee.

            (e)  Notwithstanding any other provision of the Plan, a Grantee may receive any amounts to be paid in installments as provided in Section 7.4(b) or deferred by the Grantee as provided in Section 7.4(c) in the event of an "Unforeseeable Emergency." For these purposes, an "Unforeseeable Emergency," as determined by the Committee in its sole discretion, is a severe financial hardship to the Grantee resulting from a sudden and unexpected illness or accident of the Grantee or "dependent," as defined in Section 152(a) of the Code, of the Grantee, loss of the Grantee's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

              (i)    through reimbursement or compensation by insurance or otherwise,

              (ii)   by liquidation of the Grantee's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or

              (iii)   by future cessation of the making of additional deferrals under Section 7.4 (b) and (c).

  Without limitation, the need to send a Grantee's child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency. Distributions of amounts because of an Unforeseeable Emergency shall be permitted to the extent reasonably needed to satisfy the emergency need.

            7.5    Other Phantom Share Provisions.

            (a)  Rights to payments with respect to Phantom Shares granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

C-13 | iStar Inc. 2019 Proxy Statement	Exhibit C

            (b)  A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee's death, payments hereunder shall be made to the Grantee's estate. If a Grantee with a vested Phantom Share dies, such Phantom Share shall be settled and the Phantom Share Value in respect of such Phantom Shares paid, and any payments deferred pursuant to an election under Section 7.4(c) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee's beneficiary or estate, as applicable.

            (c)  The Committee may establish a program (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) under which distributions with respect to Phantom Shares may be deferred for periods in addition to those otherwise contemplated by the foregoing provisions of this Section 7. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

            (d)  Notwithstanding any other provision of this Section 7, any fractional Phantom Share will be paid out in cash at the Phantom Share Value as of the Settlement Date.

            (e)  No Phantom Share shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 8, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any Phantom Share.

            7.6    Claims Procedures.

            (a)  To the extent that the Plan is determined by the Committee to be subject to the Employee Retirement Income Security Act of 1974, as amended, the Grantee, or his or her beneficiary hereunder or authorized representative, may file a claim for payments with respect to Phantom Shares under the Plan by written communication to the Committee or its designee. A claim is not considered filed until such communication is actually received. Within 90 days (or, if special circumstances require an extension of time for processing, 180 days, in which case notice of such special circumstances should be provided within the initial 90-day period) after the filing of the claim, the Committee will either:

              (i)    approve the claim and take appropriate steps for satisfaction of the claim; or

              (ii)   if the claim is wholly or partially denied, advise the claimant of such denial by furnishing to him or her a written notice of such denial setting forth (A) the specific reason or reasons for the denial; (B) specific reference to pertinent provisions of the Plan on which the denial is based and, if the denial is based in whole or in part on any rule of construction or interpretation adopted by the Committee, a reference to such rule, a copy of which shall be provided to the claimant; (C) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the reasons why such material or information is necessary; and (D) a reference to this Section 7.6 as the provision setting forth the claims procedure under the Plan.

            (b)  The claimant may request a review of any denial of his or her claim by written application to the Committee within 60 days after receipt of the notice of denial of such claim. Within 60 days (or, if special circumstances require an extension of time for processing, 120 days, in which case notice of such special circumstances should be provided within the initial 60-day period) after receipt of written application for review, the Committee will provide the claimant with its decision in writing, including, if the claimant's claim is not approved, specific reasons for the decision and specific references to the Plan provisions on which the decision is based.

C-14 | iStar Inc. 2019 Proxy Statement	Exhibit C

8.    PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS.

            8.1    Grant of Dividend Equivalent Rights.

            Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements, authorize the granting of Dividend Equivalent Rights to Eligible Persons based on the regular cash dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalent Rights shall be payable regardless of whether such Option is exercised. If a Dividend Equivalent Right is granted in respect of another Award hereunder, then, unless otherwise stated in the Award Agreement, in no event shall the Dividend Equivalent Right be in effect for a period beyond the time during which the applicable portion of the underlying Award is in effect.

            8.2    Certain Terms.

            (a)  The term of a Dividend Equivalent Right shall be set by the Committee in its discretion.

            (b)  Unless otherwise determined by the Committee, except as contemplated by Section 8.4, a Dividend Equivalent Right is exercisable or payable only while the Participant is an Eligible Person.

            (c)  Payment of the amount determined in accordance with Section 8.1 shall be in cash, in Common Stock or a combination of the both, as determined by the Committee.

            (d)  The Committee may impose such employment-related conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion.

            8.3    Other Types of Dividend Equivalent Rights.

            The Committee may establish a program under which Dividend Equivalent Rights of a type whether or not described in the foregoing provisions of this Section 8 may be granted to Participants. For example, and without limitation, the Committee may grant a Dividend Equivalent Right in respect of each Share subject to an Option or with respect to a Phantom Share, which right would consist of the right (subject to Section 8.4) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

            8.4    Deferral.

            The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants (i) will have Phantom Shares credited, subject to the terms of Sections 7.4 and 7.5 as though directly applicable with respect thereto, upon the granting of Dividend Equivalent Rights, or (ii) will have payments with respect to Dividend Equivalent Rights deferred. In the case of the foregoing clause (ii), such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

9.    OTHER AWARDS.

            The Committee shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights. Other Awards shall also include cash payments (including the cash payment of Dividend Equivalent Rights) under the Plan having such terms and conditions as the Committee may

C-15 | iStar Inc. 2019 Proxy Statement	Exhibit C

determine. Such cash payments may be based on one or more criteria determined by the Committee which are unrelated to the value of Shares and which may be granted in tandem with, or independent of, other Awards under the Plan.

10.    PERFORMANCE GOALS.

            The Committee, in its discretion, may, in the case of Awards (including, in particular, Awards other than Options) intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"), (i) establish one or more performance goals ("Performance Goals") as a precondition to the issuance or vesting of Awards, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be based upon the criteria set forth in Exhibit A hereto which is hereby incorporated herein by reference as though set forth in full. The Performance Goals shall be established in a timely fashion such that they are considered preestablished for purposes of the rules governing performance-based compensation under Section 162(m) of the Code. Prior to the award or vesting, as applicable, of affected Awards hereunder, the Committee shall have certified that any applicable Performance Goals, and other material terms of the Award, have been satisfied. Performance Goals which do not satisfy the foregoing provisions of this Section 10 may be established by the Committee with respect to Awards not intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code. The maximum amount that can be paid to any individual Participant with respect to any Performance Period (or with respect to any single year within a Performance Period, if the Performance Period extends beyond a single year) pursuant to a Performance-Based Award denominated in cash (including annual cash bonuses) shall be $10,000,000.

11.    TAX WITHHOLDING.

            11.1    In General.

            The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Participant to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option, (ii) the lapsing of any restrictions applicable to any Restricted Stock, (iii) the receipt of a distribution in respect of Phantom Shares or Dividend Equivalent Rights or (iv) any other applicable income-recognition event (for example, an election under Section 83(b) of the Code).

            11.2    Share Withholding.

            (a)  Upon exercise of an Option, the Optionee may, if approved by the Committee in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned whole Shares (which such holder has held for at least six months prior to the delivery of such Shares or which such holder purchased on the open market and for which such holder has good title, free and clear of all liens and encumbrances), in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.

            (b)  Upon lapsing of restrictions on Restricted Stock (or other income-recognition event), the Grantee may, if approved by the Committee in its discretion, make a written election to have Shares withheld by the

C-16 | iStar Inc. 2019 Proxy Statement	Exhibit C

Company from the Shares otherwise to be released from restriction, or to deliver previously owned whole Shares (not subject to restrictions hereunder) (which such holder has held for at least six months prior to the delivery of such Shares or which such holder purchased on the open market and for which such holder has good title, free and clear of all liens and encumbrances), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

            (c)  Upon the making of a distribution in respect of Phantom Shares or Dividend Equivalent Rights, the Grantee may, if approved by the Committee in its discretion, make a written election to have amounts (which may include Shares) withheld by the Company from the distribution otherwise to be made, or to deliver previously owned whole Shares (not subject to restrictions hereunder) (which such holder has held for at least six months prior to the delivery of such Shares or which such holder purchased on the open market and for which such holder has good title, free and clear of all liens and encumbrances), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Committee permits, such an election, any Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

            11.3    Withholding Required.

            Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Participant's satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Participant and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable Option, Restricted Stock, Phantom Shares or Dividend Equivalent Rights shall be forfeited upon the failure of the Participant to satisfy such requirements with respect to, as applicable, (i) the exercise of the Option, (ii) the lapsing of restrictions on the Restricted Stock (or other income-recognition event) or (iii) distributions in respect of any Phantom Share or Dividend Equivalent Right.

            An Award Agreement may provide that the Participant may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole Shares) (which such Participant has held for at least six months prior to the delivery of such Shares or which such Participant purchased on the open market and for which such Participant has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay taxes arises in connection with an Award (the "Tax Date"), equal to the amount necessary to satisfy any such obligation (C) in the case of the exercise of an Option, a cash payment by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise or (D) any combination of (A) and (B), in each case to the extent set forth in the Award Agreement; provided however, that the Committee shall have the sole discretion to disapprove of an election pursuant to any of the foregoing clauses (B) through (D). An Award Agreement may provide for Shares to be delivered having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the Participant's maximum marginal tax rate. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Participant.

12.    REGULATIONS AND APPROVALS.

            (a)  The obligation of the Company to sell Shares with respect to an Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

C-17 | iStar Inc. 2019 Proxy Statement	Exhibit C

            (b)  The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to an Award.

            (c)  Each grant of Options, Restricted Stock, Phantom Shares (or issuance of Shares in respect thereof) or Dividend Equivalent Rights (or issuance of Shares in respect thereof), or other Award under Section 9 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, Phantom Shares, Dividend Equivalent Rights, other Awards or other Shares, no payment shall be made, or Phantom Shares or Shares issued or grant of Restricted Stock or other Award made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

            (d)  In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

            (e)  Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

13.    INTERPRETATION AND AMENDMENTS; OTHER RULES.

            The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may (i) determine the extent, if any, to which Options, Phantom Shares or Shares (whether or not Shares of Restricted Stock), Dividend Equivalent Rights, or other Awards shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (ii) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Committee's interpretation shall not be entitled to deference on and after a Change in Control except to the extent that such interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Change in Control; and (iii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee, except as provided in clause (ii) of the foregoing sentence, shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter. Notwithstanding any provision in the Plan to the contrary, no Option or stock appreciation right (granted pursuant to Section 5.7) issued under the Plan may be amended to reduce the Option Price or the exercise price of such stock appreciation right below the Option Price or exercise price as of the date the Option or stock appreciation right was granted. In addition, no Option or stock appreciation right may be granted in exchange for, or in connection with, the cancellation or surrender of an Option, stock appreciation right or other Award having a lower exercise price. The Board may amend the Plan as it shall deem advisable,

C-18 | iStar Inc. 2019 Proxy Statement	Exhibit C

except that no amendment may adversely affect a Participant with respect to an Award previously granted unless such amendments are required in order to comply with applicable laws; provided, however, that the Plan may not be amended without shareholder approval in any case in which amendment in the absence of shareholder approval would cause the Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.

14.    CHANGES IN CAPITAL STRUCTURE.

            (a)  If (i) the Company or its Subsidiaries shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or its Subsidiaries or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company or its Subsidiaries, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Awards, then:

              (x)   the maximum aggregate number and kind of Shares which may be made subject to Options and Dividend Equivalent Rights under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock that may be granted under the Plan, the maximum aggregate number of Phantom Shares and other Awards which may be granted under the Plan may be appropriately adjusted by the Committee in its discretion; and

              (y)   the Committee shall take any such action as in its discretion shall be necessary to maintain each Optionees' rights hereunder (including under their Award Agreements) so that they are substantially in their respective Options, Phantom Shares and Dividend Equivalent Rights substantially proportionate to the rights existing in such Options, Phantom Shares and Dividend Equivalent Rights prior to such event, including, without limitation, adjustments in (A) the number of Options, Phantom Shares and Dividend Equivalent Rights (and other Awards under Section 9) granted, (B) the number and kind of shares or other property to be distributed in respect of Options, Phantom Shares and Dividend Equivalent Rights (and other Awards under Section 9 as applicable), (C) the Option Price and Phantom Share Value, and (D) performance-based criteria established in connection with Awards (to the extent consistent with Section 162(m) of the Code, as applicable); provided that, in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 14(a) had the event related to the Company.

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Awards, the number of Shares (or units) available under Section 4 shall be increased or decreased, as the case may be, proportionately, as may be determined by the Committee in its discretion.

            (b)  Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock shall be subject to the restrictions and requirements imposed by Section 6, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 6.2(a).

            (c)  If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 6.3(a) may be required to deposit with the successor corporation the certificates, if any, for the stock or securities or the other property that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 6.2(b), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 6.3(a), and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 6.2(a).

C-19 | iStar Inc. 2019 Proxy Statement	Exhibit C

            (d)  If a Change in Control shall occur, then the Committee, as constituted immediately before the Change in Control, may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control, provided that the Committee determines that such adjustments do not have an adverse economic impact on the Participant as determined at the time of the adjustments.

            (e)  The judgment of the Committee with respect to any matter referred to in this Section 14 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

15.    MISCELLANEOUS.

            15.1    No Rights to Employment or Other Service.

            Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries and its shareholders to terminate the individual's employment or other service at any time.

            15.2    No Fiduciary Relationship.

            Nothing contained in the Plan (including without limitation Sections 7.5(c) and 8.4), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or its Subsidiaries, or their officers or the Committee, on the one hand, and the Participant, the Company, its Subsidiaries or any other person or entity, on the other.

            15.3    Compliance With Section 409A Of The Code.

            (a)  Any Award Agreement issued under the Plan that is subject to Section 409A of the Code shall include such additional terms and conditions as may be required to satisfy the requirements thereof.

            (b)  With respect to any Award issued under the Plan that is subject to Section 409A of the Code, and with respect to which a payment or distribution is to be made upon a Termination of Service, if the Grantee is determined by the Company to be a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code and any of the Company's stock is publicly traded on an established securities market or otherwise, such payment or distribution may not be made before the date which is six months after the date of Termination of Service (to the extent required under Section 409A of the Code). Any payments or distributions delayed in accordance with the prior sentence shall be paid to the Grantee on the first day of the seventh month following the Grantee's Termination of Service.

            (c)  Notwithstanding any other provision of the Plan, the Board and the Committee shall administer the Plan, and exercise authority and discretion under the Plan, to satisfy the requirements of Section 409A of the Code or any exemption thereto.

            15.4    No Fund Created.

            Any and all payments hereunder to any Grantee under the Plan shall be made from the general funds of the Company (or, if applicable, a Participating Company), no special or separate fund shall be established or other segregation of assets made to assure such payments, and the Phantom Shares (including for purposes of this Section 15.4 any accounts established to facilitate the implementation of Section 7.4(c)) and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a

C-20 | iStar Inc. 2019 Proxy Statement	Exhibit C

general unsecured creditor of the Company. (If any affiliate of the Company is or is made responsible with respect to any Awards, the foregoing sentence shall apply with respect to such affiliate.) Without limiting the foregoing, Phantom Shares and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee's right in the Phantom Shares and any such other devices is limited to the right to receive payment, if any, as may herein be provided.

            15.5    Notices.

            All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 15.5.

            15.6    Exculpation and Indemnification.

            The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, except in circumstances involving bad faith.

            15.7    Captions.

            The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

            15.8    Governing Law.

            THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

C-21 | iStar Inc. 2019 Proxy Statement	Exhibit C

EXHIBIT A PERFORMANCE CRITERIA

            Performance-Based Awards intended to qualify as "performance-based" compensation under Section 162(m) of the Code, may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Criteria, in each case on specified date or over any period, up to 10 years, as determined by the Committee. Performance Criteria may (but need not) be based on the achievement of the specified levels of performance under one or more of the measures set out below relative to the performance of one or more other corporations or indices.

            "Performance Criteria" means the following business criteria (or any combination thereof) with respect to one or more of the Company, any Participating Company or any division or operating unit thereof:

  (i)
  pre-tax income,

  (ii)
  after-tax income,

  (iii)
  net income (meaning net income as reflected in the Company's financial reports for the applicable period, on an aggregate, diluted and/or per share basis),

  (iv)
  operating income,

  (v)
  cash flow,

  (vi)
  earnings per share,

  (vii)
  return on equity,

  (viii)
  return on invested capital or assets,

  (ix)
  cash and/or funds available for distribution,

  (x)
  appreciation in the fair market value of the Common Stock,

  (xi)
  return on investment,

  (xii)
  shareholder return (meaning the per annum compounded rate of increase in the Fair Market Value of an investment in Shares on the first day of the Performance Period (assuming purchase of Shares at their Fair Market Value on such day) through the last day of the Performance Period, plus all dividends or distributions paid with respect to such Shares during the Performance Period, and assuming reinvestment in Shares of all such dividends and distributions, adjusted to give effect to Section 14 of the Plan).

  (xiii)
  net earnings growth,

  (xiv)
  stock appreciation (meaning an increase in the price or value of the Common Stock after the date of grant of an award and during the applicable period),

  (xv)
  related return ratios,

  (xvi)
  increase in revenues,

  (xvii)
  net earnings,

  (xviii)
  changes (or the absence of changes) in the per share or aggregate market price of the Company's Common Stock,

  (xix)
  number of securities sold,

  (xx)
  earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in the Company's financial reports for the applicable period,

C-22 | iStar Inc. 2019 Proxy Statement	Exhibit C

  (xxi)
  total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Company's financial reports for the applicable period),

  (xxii)
  the Company's published ranking against its peer group of real estate investment trusts based on total shareholder return, and

  (xxiii)
  funds from operations.

            Performance Goals may be absolute amounts or percentages of amounts, may be used on an adjusted basis, may be relative to the performance of other companies or of indexes or may be based upon absolute values or values determined on a per-share basis.

            Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles ("GAAP") and all determinations shall be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to shareholders.

            To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the Performance Goals, for each fiscal year of the Company, there shall be objectively determinable adjustments, as determined in accordance with GAAP, to any of the Performance Criteria described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year; and, to the extent allowed under Section 162(m) of the Code, the Committee may make objectively determinable adjustments, as determined in accordance with GAAP, to any of the Performance Criteria described above, to reflect any of the following events not otherwise described in clauses (A) through (E) above: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company's fiscal year.

C-23 | iStar Inc. 2019 Proxy Statement	Exhibit C

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by 1:00 a.m., Eastern Time, on May 16, 2019. Online GIof ntoo welwewct.reonnviicsivoontrienpgo, rts.com/STAR delete QR code and control # or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/STAR Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Jay Sugarman 02 - Clifford De Souza 03 - Robert W. Holman, Jr 04 - Robin Josephs 05 - Richard Lieb 06 - Barry W. Ridings ForAgainst Abstain ForAgainst Abstain 2. Say on Pay – A non-binding advisory vote approving executive compensation 3. Approval of amendments to iStar Inc. 2009 long-term incentive plan 4. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 1 6 6 0 8 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 6 3 D V 4 031BTB MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. Annual Meeting Proxy Card1234 5678 9012 345

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/STAR q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2019 Annual Meeting of Shareholders The Harvard Club of New York City, 35 West 44th Street, 3rd Floor, New York, NY 10036 Proxy Solicited by Board of Directors for Annual Meeting – May 16, 2019 at 9:00 a.m. Eastern Time Jay Sugarman and Geoffrey M. Dugan, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of iStar Inc. to be held on May 16, 2019 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Item 1, the election of six nominees as directors, FOR Item 2, approval of the non-binding advisory vote approving executive compensation, FOR Item 3, approval of amendments to iStar Inc. 2009 long-term incentive plan, and FOR Item 4 the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. + C Non-Voting Items Proxy — iStar Inc. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/STAR

MMMMMMMMMMMM Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Jay Sugarman 02 - Clifford De Souza 03 - Robert W. Holman, Jr 04 - Robin Josephs 05 - Richard Lieb 06 - Barry W. Ridings ForAgainst Abstain ForAgainst Abstain 2. Say on Pay – A non-binding advisory vote approving executive compensation 3. Approval of amendments to iStar Inc. 2009 long-term incentive plan 4. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 4 1 6 6 0 8 031BUB MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. Annual Meeting Proxy Card

q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Notice of 2019 Annual Meeting of Shareholders The Harvard Club of New York City, 35 West 44th Street, 3rd Floor, New York, NY 10036 Proxy Solicited by Board of Directors for Annual Meeting – May 16, 2019 at 9:00 a.m. Eastern Time Jay Sugarman and Geoffrey M. Dugan, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of iStar Inc. to be held on May 16, 2019 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Item 1, the election of six nominees as directors, FOR Item 2, approval of the non-binding advisory vote approving executive compensation, FOR Item 3, approval of amendments to iStar Inc. 2009 long-term incentive plan, and FOR Item 4 the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — iStar Inc.